LIQUID ASSETS PORTFOLIO
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

INSTITUTIONAL CLASS
Liquid Assets Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.

PROSPECTUS

JUNE 1, 2000

                               This prospectus contains important information about the Institutional Class of the fund. Please read it before investing and keep it for future reference.

                               As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                               There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

                               An investment in the fund:

                                . is not FDIC insured;
                                . may lose value; and
                                . is not guaranteed by a bank.

[AIM LOGO
APPEARS HERE]                    INVEST WITH DISCIPLINE --Registered Trademark--

--Registered Trademark--

                          ---------------------------
                          | LIQUID ASSETS PORTFOLIO |
                          ---------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES      1
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE
 FUND                                    1
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                  2
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Annual Total Returns                     2
Performance Table                        2

FEE TABLE AND EXPENSE EXAMPLE            3
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Fee Table                                3
Expense Example                          3

FUND MANAGEMENT                          4
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The Advisor                              4
Advisor Compensation                     4

OTHER INFORMATION                        4
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Suitability for Investors                4
Dividends and Distributions              4

FINANCIAL HIGHLIGHTS                     5
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                A-1
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
Purchasing Shares                      A-1
Redeeming Shares                       A-1
Pricing of Shares                      A-2
Taxes                                  A-2

STATEMENT OF ADDITIONAL INFORMATION    B-1

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

OBTAINING ADDITIONAL INFORMATION Back Cover

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection and AIM Internet Connect are service marks of A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ---------------------------
                          | LIQUID ASSETS PORTFOLIO |
                          ---------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. The investment objective of the fund may be changed by the Board of Directors without shareholder approval.
 The fund attempts to meet its objective by investing only in high-quality U.S. dollar denominated short-term obligations, including:

 . securities issued by the U.S. government or its agencies;

 . bankers' acceptances, certificates of deposit and time deposits from banks;

 . repurchase agreements;

 . commercial paper;

 . taxable municipal securities; and

 . master notes.

 The fund will maintain a weighted average maturity of 90 days or less. The fund invests in compliance with Rule 2a-7 under the Investment Company Act of 1940. The fund may invest up to 50% of its assets in U.S. dollar-denominated foreign securities. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.
 The portfolio managers focus on securities they believe have favorable prospects for current income consistent with the preservation of capital and liquidity. The portfolio managers usually hold portfolio securities to maturity, but may sell a particular security when they deem it advisable, such as when any of the factors above materially changes.
 In anticipation of or in response to adverse market conditions, for cash management purposes or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash or shares of affiliated money market funds. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Additionally, the fund's yield will vary as the short-term securities in its portfolio mature or are sold, and the proceeds are reinvested in securities with different interest rates.
 The following factors could reduce the fund's income and/or share price:

 . sharply rising interest rates;

 . downgrades of credit ratings or defaults of any of the fund's holdings; and

 . the risks generally associated with concentrating investments in the banking industry, such as interest rate risk, credit risk and regulatory developments relating to the banking and financial services industries.

 If the seller of a repurchase agreement in which the fund invests defaults on its obligation or declares bankruptcy, the fund may experience delays in selling the securities underlying the repurchase agreement. As a result, the fund may incur losses arising from a decline in the value of those securities, reduced levels of income and expenses in enforcing its rights.

                          ---------------------------
                          | LIQUID ASSETS PORTFOLIO |
                          ---------------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance.

ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
The following bar chart shows changes in the performance of the Institutional Class shares from year to year. The Institutional Class shares are not subject to sales loads.


                YEAR            ANNUAL
                ENDED            TOTAL
             DECEMBER 31        RETURNS
             -----------        -------
                1994             4.37%
                1995             6.08%
                1996             5.52%
                1997             5.67%
                1998             5.61%
                1999             5.24%

 The Institutional Class shares' year-to-date total return as of March 31, 2000 was 1.45%.

 During the periods shown in the bar chart, the highest quarterly return was 1.52% (quarter ended June 30, 1995), and the lowest quarterly return was 0.84% (quarter ended March 31, 1994).

PERFORMANCE TABLE

The following performance table reflects the performance of Institutional Class shares over the periods indicated.

AVERAGE ANNUAL TOTAL RETURNS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

(for the periods
ended                                              SINCE    INCEPTION
December 31, 1999)    1 YEAR  5 YEARS  10 YEARS  INCEPTION    DATE
---------------------------------------------------------------------
Institutional Class   5.24%   5.62%     --        5.36%     11/04/93
---------------------------------------------------------------------

Institutional Class shares' seven-day yield on December 31, 1999 was 5.42%. For the current seven-day yield, call (800) 659-1005.

                          ---------------------------
                          | LIQUID ASSETS PORTFOLIO |
                          ---------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

(fees paid directly from
your investment)              INSTITUTIONAL CLASS
-----------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever is less)         None
-----------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)             INSTITUTIONAL CLASS
-----------------------------------------------------------
Management Fees(1)                   0.15%
Distribution and/or Service
(12b-1) Fees                         None

Other Expenses                       0.03

Total Annual Fund
Operating Expenses                   0.18
-----------------------------------------------------------

(1) The investment advisor has agreed to limit Management Fees to 0.055%. The expense limitation may be terminated at any time. Total Annual Fund Operating Expenses, net of this agreement, are 0.09%.

You should also consider the effect of any account fees charged by the financial institution managing your account.

EXPENSE EXAMPLE
This example is intended to help you compare the costs of investing in the Institutional Class of the fund with the cost of investing in other mutual funds.
 The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
----------------------------------------------------
Institutional Class   $18     $58    $101     $230
----------------------------------------------------

                          ---------------------------
                          | LIQUID ASSETS PORTFOLIO |
                          ---------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR
A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the fund's operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the fund.
 The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 120 investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION
During the fiscal year ended August 31, 1999, the advisor received compensation of 0.06% of average daily net assets.

OTHER INFORMATION
--------------------------------------------------------------------------------

SUITABILITY FOR INVESTORS
The Institutional Class of the fund is intended for use primarily by institutions, particularly banks. Individuals, corporations, partnerships and other businesses that maintain qualified accounts at an institution may invest in shares of the Institutional Class through the institution, but may not purchase shares directly. Each institution will render administrative support services to its customers who are the beneficial owners of the shares of the Institutional Class. Such services include, among other things, establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions in shares of the Institutional Class; providing periodic statements showing a client's account balance in shares of the Institutional Class; distribution of fund proxy statements, annual reports and other communications to shareholders whose accounts are serviced by the institution; and such other services as the fund may reasonably request. Institutions will be required to certify to the fund that they comply with applicable state law regarding registration as broker-dealers, or that they are exempt from such registration.
 The Institutional Class is designed to be a convenient and economical way in which to invest short-term cash reserves in an open-end diversified money market fund. It is anticipated that most investors will perform their own subaccounting.
 Investors in the Institutional Class have the opportunity to receive a somewhat higher yield than might be obtainable through direct investment in money market instruments, and enjoy the benefits of diversification, economies of scale and same-day liquidity. Generally, higher interest rates can be obtained on the purchase of very large blocks of money market instruments. Of course, any such relative increase in interest rates may be offset to some extent by the operating expenses of the Institutional Class.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of income.

DIVIDENDS

The fund generally declares dividends on each business day and pays any dividends monthly. A business day is any day on which both the Federal Reserve Bank of New York and The Bank of New York, the fund's custodian, are open for business.
 Dividends are paid on settled shares of the fund as of 5:00 p.m. Eastern time. Generally, shareholders whose purchase orders have been received by the fund prior to 5:00 p.m. Eastern time and shareholders whose redemption proceeds have not been wired to them on any business day are eligible to receive dividends on that business day. The dividend declared on any day preceding a non-business day of the fund will include the income accrued on such non-business day. Dividends and distributions are paid in cash unless the shareholder has elected to have such dividends and distributions reinvested in the form of additional full and fractional shares at net asset value.

CAPITAL GAINS DISTRIBUTIONS
The fund generally distributes net realized capital gains (including net short-term capital gains), if any, annually. The fund does not expect to realize any long-term capital gains and losses.

                          ---------------------------
                          | LIQUID ASSETS PORTFOLIO |
                          ---------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the financial performance of the Institutional Class. Certain information reflects financial results for a single fund share.
 The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).
 The information for the six-month period ended February 29, 2000 is unaudited. The information for the years ended August 31, 1999, 1998, 1997, 1996 and 1995 has been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

                                                   INSTITUTIONAL CLASS
                     ----------------------------------------------------------------------------------
                          FOR THE PERIOD
                         SEPTEMBER 1, 1999
                              THROUGH                       YEAR ENDED AUGUST 31,
                         FEBRUARY 29, 2000     1999        1998        1997        1996        1995
-------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period        $      1.00     $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
Income from investment
 operations:
 Net investment income             0.03           0.05        0.06        0.05        0.06        0.06
Less distributions:
 Dividends from net
  investment income               (0.03)         (0.05)      (0.06)      (0.05)      (0.06)      (0.06)
Net asset value, end of
 period                     $      1.00     $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
Total return(a)                    2.80%          5.17%       5.74%       5.58%       5.68%       5.83%
-------------------------------------------------------------------------------------------------------
Ratios/supplemental
 data:
-------------------------------------------------------------------------------------------------------
Net assets, end of
 period (000s omitted)      $15,639,960     $4,541,935  $3,097,539  $3,787,357  $1,988,755  $1,287,463
Ratio of expenses to
 average net assets
 Including fee waivers
  and/or expense
  reimbursements                   0.09%(b)       0.09%       0.08%       0.06%       0.03%       0.11%
 Excluding fee waivers
  and/or expense
  reimbursements                   0.18%(b)       0.18%       0.18%       0.18%       0.18%       0.18%
Ratio of net investment
 income to average net
 assets                            5.61%(b)       5.02%       5.59%       5.46%       5.52%       5.69%
-------------------------------------------------------------------------------------------------------

(a) Not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $12,021,004,659.

                        ---------------------------
                        | LIQUID ASSETS PORTFOLIO |
                        ---------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The fund currently offers six classes of shares all of which share a common investment objective and portfolio of investments. The six classes differ only with respect to distribution arrangements for different categories of investors.

PURCHASING SHARES
The minimum initial investment in the Institutional Class is $10 million. No minimum amount is required for subsequent investments in the fund, nor are minimum balances required.
 Purchase orders will be accepted for execution on the day the order is placed, provided that the order is properly submitted and received by the transfer agent prior to 5:00 p.m. Eastern time on a business day of the fund. Purchase orders received after such time will be processed at the next day's net asset value. You may purchase shares by submitting an Account Application to the fund's transfer agent, A I M Fund Services, Inc. (transfer agent) at P.O. Box 0843, Houston, Texas 77001-0843 prior to your initial purchase of shares. You must open a fund account through an institution in accordance with procedures established by such institution. A purchase order is considered received at the time The Bank of New York receives federal funds (member bank deposits with a Federal Reserve Bank) for the order, provided the transfer agent has received notice of the order. Subsequent purchases of shares of the fund may also be made via AIM LINK --Registered Trademark-- Remote, a personal computer application software product.
 We may request that an institution maintain separate master accounts in the fund for shares held by the institution (a) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary; and (b) for accounts for which the institution acts in some other capacity. An institution may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.
 If you propose to open a fund account with an institution, you should consult with a representative of such institution to obtain a description of the rules governing such an account. A statement with regard to your investment in the Institutional Class is supplied periodically, and confirmations of all transactions for your account are provided by the institution promptly upon request. In addition, proxies, periodic reports and other information from the institution with regard to your shares of the Institutional Class will be sent to you.
 You may place an order for the purchase of shares of the Institutional Class with the institution. The institution is responsible for the prompt transmission of the order to the transfer agent. The fund is normally required to make immediate settlement in federal funds for portfolio securities purchased. Accordingly, payment for shares of the Institutional Class purchased by institutions on behalf of their clients must be in federal funds. If an order to purchase shares is paid for other than in federal funds, the order may be delayed up to two business days while the institution completes the conversion into federal funds.

REDEEMING SHARES
You may redeem any or all of your shares at the net asset value next determined after receipt of a redemption request in proper form by the fund. There is no charge for redemption. Redemption requests with respect to shares of the Institutional Class are normally made through a customer's institution.
 You may request a redemption by calling the transfer agent at (800) 659-1005, or by using AIM LINK --Registered Trademark-- Remote. Payment for redeemed shares is normally made by Federal Reserve wire to the commercial bank account designated in your Account Application. You may also request that payment be made by check. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine. Such reasonable procedures may include recordings of telephone transactions maintained for a reasonable period of time.
 Payment for redemption orders received prior to 5:00 p.m. Eastern time will normally be made on the same day. Payment for shares redeemed by mail and payment for telephone redemptions in amounts of less than $1,000 may be made by check mailed within seven days after receipt of the redemption request in proper form. The fund may make payment for telephone redemptions in excess of $1,000 by check when it is considered to be in the fund's best interest to do so.
 Dividends payable up to the date of redemption on redeemed shares will normally be paid by wire transfer on the next dividend payment date. However, if all of the shares in your account are redeemed, you will receive dividends payable up to the date of redemption with the proceeds of the redemption.

REDEMPTIONS BY THE FUND
 If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the fund has the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500.
 If the fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the fund may, at its discretion, redeem the account and distribute the proceeds to you.







--------------------------------------
| THE FUND AND ITS AGENTS RESERVE    |
| THE RIGHT AT ANY TIME TO:          |
| . REJECT OR CANCEL ANY PART OF ANY |
|   PURCHASE ORDER;                  |
| . MODIFY ANY TERMS OR CONDITIONS   |
|   OF PURCHASE OF SHARES OF THE     |
|   FUND; OR                         |
| . WITHDRAW ALL OR ANY PART OF THE  |
|   OFFERING MADE BY THIS            |
|   PROSPECTUS.                      |
--------------------------------------

                        ---------------------------
                        | LIQUID ASSETS PORTFOLIO |
                        ---------------------------

SHAREHOLDER INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE
The price of each of the fund's shares is the fund's net asset value per share. The fund determines the net asset value of its shares as of 5:00 p.m. Eastern time on each day on which both the Federal Reserve Bank of New York and The Bank of New York are open for business (business day). The fund values portfolio securities on the basis of amortized cost, which approximates market value.

TIMING OF ORDERS
The fund prices purchase and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. If the transfer agent receives a redemption request on a business day prior to 5:00 p.m. Eastern time, the fund will normally wire redemption proceeds on that day. If the transfer agent receives a redemption request after 5:00 p.m. Eastern time, the redemption will be processed at the net asset value next determined. Shareholders will accrue dividends until the day the fund wires redemption proceeds. The fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading. The fund reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day on any day when the primary government securities dealers are either closed for business or close early, or trading in money market securities is limited due to national holidays.

TAXES
Dividends and distributions received by shareholders are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether reinvested in additional shares or taken in cash. Distributions are taxable at different rates depending on the length of time the fund holds its assets. Every year, information will be sent showing the amount of dividends and distributions received from the fund during the prior year.
 Any long-term or short-term capital gains realized from redemptions of the shares will be subject to federal income tax.
 The foreign, state and local tax consequences of investing in the fund may differ materially from the federal income tax consequences described above. Shareholders should consult their tax advisor before investing.

                                 STATEMENT OF
                            ADDITIONAL INFORMATION

                           SHORT-TERM INVESTMENTS CO.

                            LIQUID ASSETS PORTFOLIO
                            (CASH MANAGEMENT CLASS)
                             (INSTITUTIONAL CLASS)
                          (PERSONAL INVESTMENT CLASS)
                           (PRIVATE INVESTMENT CLASS)
                                (RESERVE CLASS)
                                (RESOURCE CLASS)

                               11 Greenway Plaza
                                   Suite 100
                           Houston, Texas 77046-1173
                                 (800) 659-1005

                                 ------------

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS.
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF EACH
       OF THE ABOVE-NAMED CLASSES OF THE LIQUID ASSETS PORTFOLIO, COPIES
                      OF WHICH MAY BE OBTAINED BY WRITING
                  FUND MANAGEMENT COMPANY, 11 GREENWAY PLAZA,
                      SUITE 100, HOUSTON, TEXAS 77046-1173
                           OR CALLING (800) 659-1005

                                 ------------

         STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 1, 2000

RELATING TO THE PROSPECTUS OF EACH OF THE FOLLOWING CLASSES OF THE LIQUID ASSETS PORTFOLIO: CASH MANAGEMENT CLASS PROSPECTUS DATED JUNE 1, 2000, INSTITUTIONAL CLASS PROSPECTUS DATED JUNE 1, 2000, PERSONAL INVESTMENT CLASS PROSPECTUS DATED JUNE 1, 2000, PRIVATE INVESTMENT CLASS PROSPECTUS DATED JUNE 1, 2000, RESERVE CLASS PROSPECTUS DATED JUNE 1, 2000 AND RESOURCE CLASS PROSPECTUS DATED JUNE 1, 2000

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
      Introduction......................................................... B-3
      General Information about the Company................................ B-3
        The Company and Its Shares......................................... B-3
        Directors and Officers............................................. B-5
        Remuneration of Directors.......................................... B-7
        AIM Funds Retirement Plan for Eligible Directors/Trustees.......... B-7
        Deferred Compensation Agreements................................... B-8
        Investment Advisor................................................. B-8
        Administrator...................................................... B-9
        Expenses........................................................... B-9
        Transfer Agent and Custodian....................................... B-10
        Legal Matters...................................................... B-10
        Reports............................................................ B-10
        Sub-Accounting..................................................... B-10
        Principal Holders of Securities.................................... B-11
        Liquid Assets Portfolio............................................ B-11
        Prime Portfolio.................................................... B-13
      Share Purchases and Redemptions...................................... B-15
        Purchases and Redemptions.......................................... B-16
        Redemptions by the Company......................................... B-16
        Net Asset Value Determination...................................... B-16
        The Distribution Agreement......................................... B-17
        Distribution Plan.................................................. B-17
        Banking Regulations................................................ B-18
        Performance Information............................................ B-18
        Redemptions in Kind................................................ B-19
      Investment Program and Restrictions.................................. B-20
        Investment Program................................................. B-20
        Descriptions of Money Market Obligations........................... B-21
        Eligible Securities................................................ B-22
        Commercial Paper Ratings........................................... B-22
        Bond Ratings....................................................... B-23
        Investment Restrictions............................................ B-24
      Portfolio Transactions and Brokerage................................. B-26
        General Brokerage Policy........................................... B-26
        Allocation of Portfolio Transactions............................... B-26
        Section 28(e) Standards............................................ B-27
      Dividends, Distributions and Tax Matters............................. B-28
        Dividends and Distributions........................................ B-28
        Tax Matters........................................................ B-28
        Qualification as a Regulated Investment Company.................... B-28
        Excise Tax on Regulated Investment Companies....................... B-29
        Portfolio Distributions............................................ B-29
        Sale or Redemption of Shares....................................... B-29
        Foreign Shareholders............................................... B-30
        Effect of Future Legislation; Local Tax Considerations............. B-30
      Financial Statements.................................................   FS

                                 INTRODUCTION

  The Liquid Assets Portfolio (the "Portfolio") is an investment portfolio of Short-Term Investments Co. (the "Company"), a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in the Cash Management Class Prospectus dated June 1, 2000, the Institutional Class Prospectus dated June 1, 2000, the Personal Investment Class Prospectus dated June 1, 2000, the Private Investment Class Prospectus dated June 1, 2000, the Reserve Class Prospectus dated June 1, 2000 and the Resource Class Prospectus dated June 1, 2000 (each a "Prospectus"). Copies of each Prospectus and additional copies of this Statement of Additional Information may be obtained without charge by writing the distributor of the Portfolio's shares, Fund Management Company ("FMC"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 or by calling
(800) 659-1005. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Company and each class of the Portfolio. Some of the information required to be in this Statement of Additional Information is also included in each Prospectus; thus, in order to avoid repetition, reference will be made to sections of the applicable Prospectus. Additionally, each Prospectus and this Statement of Additional Information omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from each Prospectus and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                     GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

  The Company is an open-end, diversified series management investment company which was organized as a corporation under the laws of the State of Maryland on May 3, 1993, and had no operations prior to November 4, 1993. Shares of common stock of the Company are redeemable at their net asset value at the option of the shareholder or at the option of the Company in certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult each Prospectus under the caption "Redeeming Shares."

  The Company offers on a continuous basis shares representing an interest in one of two portfolios: the Portfolio and the Prime Portfolio. The Portfolio consists of the following six classes of shares: Cash Management Class, Institutional Class, Personal Investment Class, Private Investment Class, Reserve Class and Resource Class. Each such class has different shareholder qualifications and bears expenses differently. The Prime Portfolio consists of six classes of shares, each having different shareholder qualifications and bearing expenses differently. This Statement of Additional Information relates to the six classes of the Portfolio. The classes of the Prime Portfolio are offered pursuant to separate prospectuses and a separate statement of additional information.

  As used in each Prospectus, the term "majority of the outstanding shares" of the Company, a particular portfolio or a particular class means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, such portfolio or such class present at a meeting of the Company's shareholders, if the holders of more than 50% of the outstanding shares of the Company, such portfolio or such class are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, such portfolio or such class.

  Shareholders of the Company do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Company voting together for election of directors can elect all of the members of the Board of Directors of the Company. In such event, the remaining holders cannot elect any members of the Board of Directors of the Company.

  There are no preemptive or conversion rights applicable to any of the Company's shares. The Company's shares, when issued, will be fully paid and non-assessable. Shares are fully assignable and subject to encumbrance by a shareholder. The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

  The Board of Directors may classify or reclassify any unissued shares of any class or classes in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act.

  The Articles of Incorporation of the Company authorize the issuance of
253.98 billion shares with a par value of $.001 each, of which 108.46 billion shares represent an interest in the Portfolio (or class thereof) and 97.12 billion shares represent an interest in the Prime Portfolio (or class thereof).

A share of a portfolio (or class) represents an equal proportionate interest in such portfolio (or class) with each other share of that portfolio (or class) and is entitled to a proportionate interest in the dividends and distributions from that portfolio (or class).

  The assets received by the Company for the issue or sale of shares of each of the portfolios and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to that portfolio and constitute the underlying assets of that portfolio. The underlying assets of each of the portfolios are segregated and are charged with the expenses with respect to that portfolio and with a share of the general expenses of the Company. While the expenses of the Company are allocated to the separate books of account of each of the portfolios, certain expenses may be legally chargeable against the assets of the entire Company.

  The Articles of Incorporation provide that no director or officer of the Company shall be liable to the Company or its shareholders for money damages, except (i) to the extent that it is proved that such director or officer actually received an improper benefit or profit in money, property or services, for the amount of the benefit or profit in money, property or services actually received, or (ii) to the extent that a judgment or other final adjudication adverse to such director or officer is entered in a proceeding based on a finding in the proceeding that such director's or officer's action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The foregoing shall not be construed to protect or purport to protect any director or officer of the Company against any liability to the Company or its shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such office. The Company shall indemnify and advance expenses to its currently acting and former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Company shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, by By-Law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents of the Company to the fullest extent permitted by the Maryland General Corporation Law.

  As described in each Prospectus, the Company will not normally hold annual shareholders' meetings. At such time as less than a majority of the directors have been elected by the shareholders, the directors then in office will call a shareholders' meeting for the election of directors. Upon written request by ten or more shareholders, who have been such for at least six months and who hold shares constituting 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a director, the Company will provide a list of shareholders to the requesting shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).

  Except as otherwise disclosed in each Prospectus and in this Statement of Additional Information, the directors shall continue to hold office and may appoint their successors.

  The overall management of the business and affairs of the Company is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Company and persons or companies furnishing services to the Company, including agreements with the Company's investment advisor, distributor; custodian and transfer agent. The day-to-day operations of the Company are delegated to the Company's officers and to A I M Advisors, Inc. ("AIM"), subject always to the objective and policies of the Company and to the general supervision of the Company's Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM.

DIRECTORS AND OFFICERS

  The directors and officers of the Company and their principal occupations during at least the last five years are set forth below. Unless otherwise indicated, the address of each director and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.


                                                                       PRINCIPAL OCCUPATION
                                            POSITIONS HELD           DURING AT LEAST THE PAST
        NAME, ADDRESS AND AGE              WITH REGISTRANT                    5 YEARS
==============================================================================================
  *CHARLES T. BAUER (81)               Director and Chairman   Director and Chairman,
                                                               A I M Management Group Inc.,
                                                               A I M Advisors, Inc.,
                                                               A I M Capital Management, Inc.,
                                                               A I M Distributors, Inc.,
                                                               A I M Fund Services, Inc. and
                                                               Fund Management Company; and
                                                               Executive Vice Chairman and
                                                               Director, AMVESCAP PLC.

----------------------------------------------------------------------------------------------
  BRUCE L. CROCKETT (56)               Director                Director, ACE Limited
  906 Frome Lane                                               (insurance company).
  McLean, VA 22102                                             Formerly, Director,
                                                               President and Chief
                                                               Executive Officer,
                                                               COMSAT Corporation; and
                                                               Chairman, Board of Governors
                                                               of INTELSAT (international
                                                               communications company).

----------------------------------------------------------------------------------------------
  OWEN DALY II (75)                    Director                Formerly, Director,
  Six Blythewood Road                                          Cortland Trust Inc.
  Baltimore, MD 21210                                          (investment company),
                                                               Director, CF & I Steel
                                                               Corp., Monumental Life
                                                               Insurance Company and
                                                               Monumental General
                                                               Insurance Company; and
                                                               Chairman of the Board of
                                                               Equitable
                                                               Bancorporation.

----------------------------------------------------------------------------------------------
  EDWARD K. DUNN, Jr. (64)             Director                Chairman of the Board of
  2 Hopkins Plaza, 8th Floor,                                  Directors, Mercantile
  Suite 805                                                    Mortgage Corp. Formerly,
  Baltimore, MD 21201                                          Vice Chairman of the Board of
                                                               Directors, President and Chief
                                                               Operating Officer, Mercantile -
                                                               Safe Deposit & Trust Co.; and
                                                               President, Mercantile Bankshares.

----------------------------------------------------------------------------------------------
  JACK M. FIELDS (48)                  Director                Chief Executive Officer,
  Jetero Plaza, Suite E                                        Texana Global, Inc.
  8810 Will Clayton Parkway                                    (foreign trading company)
  Humble, TX 77338                                             and Twenty First Century Group,
                                                               Inc. (a governmental affairs
                                                               company). Formerly, Member of
                                                               the U.S. House of Representatives.

----------------------------------------------------------------------------------------------
  **CARL FRISCHLING (63)               Director                Partner, Kramer Levin
   919 Third Avenue                                            Naftalis & Frankel LLP
   New York, NY 10022                                          (law firm).

----------------------------------------------------------------------------------------------
  *ROBERT H. GRAHAM (53)               Director and President  Director, President and
                                                               Chief Executive Officer,
                                                               A I M Management Group Inc.;
                                                               Director and President,
                                                               A I M Advisors, Inc.;
                                                               Director and Senior Vice
                                                               President, A I M Capital
                                                               Management, Inc., A I M
                                                               Distributors, Inc.,
                                                               A I M Fund Services, Inc. and
                                                               Fund Management Company; and
                                                               Director and CEO, Managed
                                                               Products AMVESCAP PLC.

----------------------------------------------------------------------------------------------
  PREMA MATHAI-DAVIS (49)              Director                Chief Executive Officer,
  350 Fifth Avenue, Suite 301                                  YWCA of the USA
  New York, NY 10118

----------------------------------------------------------------------------------------------
  LEWIS F. PENNOCK (57)                Director                Partner, Pennock & Cooper
  6363 Woodway, Suite 825                                      (law firm).
  Houston, TX 77057

----------------------------------------------------------------------------------------------
  LOUIS S. SKLAR (60)                  Director                Executive Vice President,
  The Williams Tower, 50th Floor                               Development and Operations,
  2800 Post Oak Blvd.                                          Hines Interests Limited
  Houston, TX 77056                                            Partnership (real estate
                                                               development).
==============================================================================================

-------
* A director who is an "interested person" of the Company and AIM as defined in the 1940 Act.
** A director who is an "interested person" of the Company as defined in the 1940 Act.

                            POSITIONS HELD      PRINCIPAL OCCUPATION DURING AT
  NAME, ADDRESS AND AGE     WITH REGISTRANT         LEAST THE PAST 5 YEARS
===============================================================================
  GARY T. CRUM (52)      Senior Vice President  Director and President, A I M
                                                Capital Management, Inc.;
                                                Director and Executive Vice
                                                President, A I M Management
                                                Group Inc.; Director and Senior
                                                Vice President, A I M Advisors,
                                                Inc.; and Director, A I M
                                                Distributors, Inc. and AMVESCAP
                                                PLC.

-------------------------------------------------------------------------------
  CAROL F. RELIHAN (45)  Senior Vice President  Director, Senior Vice President,
                             and Secretary      General Counsel and Secretary,
                                                A I M Advisors, Inc.; Senior
                                                Vice President, General Counsel
                                                and Secretary, A I M Management
                                                Group Inc.; Director, Vice
                                                President and General Counsel,
                                                Fund Management Company; General
                                                Counsel and Vice President,
                                                A I M Fund Services, Inc.; and
                                                Vice President, A I M Capital
                                                Management, Inc., and A I M
                                                Distributors, Inc.

-------------------------------------------------------------------------------
  DANA R. SUTTON (41)       Vice President      Vice President and Fund
                             and Treasurer      Controller, A I M Advisors,
                                                Inc.; and Assistant Vice
                                                President and Assistant
                                                Treasurer, Fund Management
                                                Company.

--------------------------------------------------------------------------------
  MELVILLE B. COX (56)      Vice President      Vice President and Chief
                                                Compliance Officer, A I M
                                                Advisors, Inc., A I M Capital
                                                Management, Inc., A I M
                                                Distributors, Inc., A I M Fund
                                                Services, Inc. and Fund
                                                Management Company.

-------------------------------------------------------------------------------
  KAREN DUNN KELLEY (40)    Vice President      Senior Vice President, A I M
                                                Capital Management, Inc. and
                                                Vice President, A I M Advisors,
                                                Inc.

-------------------------------------------------------------------------------
  J. ABBOTT SPRAGUE (45)    Vice President      Director and President, Fund
                                                Management Company; Director,
                                                A I M Fund Services, Inc.; and
                                                Senior Vice President, A I M
                                                Advisors, Inc. and A I M
                                                Management Group Inc.
===============================================================================

  The Board of Directors has an Audit Committee, a Capitalization Committee, an Investments Committee and a Nominating and Compensation Committee.

  The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for each portfolio and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the portfolios' independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the portfolios' independent accountants and management.

  The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for: (i) increasing or decreasing the aggregate number of shares of any class of the Company's common stock by classifying and reclassifying the Company's authorized but unissued shares of common stock, up to the Company's authorized capital; (ii) fixing the terms of such classified or reclassified shares of common stock; and (iii) issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable portfolio's prospectus, up to the Company's authorized capital.

  The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

  The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for: (i) considering and nominating individuals to stand for election as independent directors as long as the Company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act; (ii) reviewing from time to time the compensation payable to the independent directors; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

  The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and
(ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

  All of the Company's directors also serve as directors or trustees of some or all of the other investment companies managed or advised by AIM. All of the Company's executive officers hold similar offices with some or all of such investment companies.

REMUNERATION OF DIRECTORS

  Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any committee thereof. The directors of the Company who do not serve as officers of the Company are compensated for their services according to a fee schedule which recognizes the fact that they also serve as directors or trustees of certain other regulated investment companies managed, administered or distributed by AIM or its affiliates (the "AIM Funds"). Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

  Set forth below is information regarding compensation paid or accrued for each director of the Company:

                         AGGREGATE COMPENSATION      RETIREMENT BENEFITS        TOTAL COMPENSATION
        DIRECTOR           FROM COMPANY(1)      ACCRUED BY ALL AIM FUNDS(2)    FROM ALL AIM FUNDS(3)
        --------         ---------------------- ----------------------------- -----------------------
Charles T. Bauer........            -0-                        -0-                        -0-
Bruce L. Crockett.......         $9,888                   $ 37,485                   $103,500
Owen Daly II............          9,888                    122,898                    103,500
Edward K Dunn, Jr.......          9,888                     55,565                    103,500
Jack M. Fields..........          9,845                     15,826                    101,500
Carl Frischling(4)......          9,844                     97,791                    103,500
Robert H. Graham........            -0-                        -0-                        -0-
John F. Kroeger(5)......            731                     40,461                        -0-
Prema Mathai-Davis......          9,337                     11,870                    101,500
Lewis F. Pennock........          9,844                     45,766                    103,500
Ian W. Robinson(6)......          5,857                     94,442                     25,000
Louis S. Sklar..........          9,844                     90,232                    101,500

-------
(1) The total amount of compensation deferred by all directors of the Company during the fiscal year ended August 31, 1999, including earnings thereon, was $61,406.

(2) During the fiscal year ended August 31, 1999, the total amount of expenses allocated to the Company in respect of such retirement benefits was $96,514. Data reflects compensation earned for the calendar year ended December 31, 1999.

(3) Each director serves as a director or trustee of at least 12 registered investment companies advised by AIM as of December 31, 1999. Data reflects compensation earned during the calendar year ended December 31, 1999.

(4) The Company paid the law firm of Kramer Levin Naftalis & Frankel LLP $15,490 in legal fees for services provided to the independent directors of the Company during the fiscal year ended August 31, 1999. Mr. Frischling, a director of the Company, is a partner in such firm.

(5) Mr. Kroeger was a director of the Company until June 11, 1998. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director until March 12, 1999, when he retired.

AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

  Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, AIM Management or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, a director becomes eligible to retire and to receive full benefits under the Plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the Applicable AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of all benefits under the Plan, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any Applicable AIM Fund.

  Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                                               ANNUAL RETIREMENT
                                                               COMPENSATION PAID
                              NUMBER OF YEARS                        BY ALL
                              OF SERVICE WITH                      APPLICABLE
                           APPLICABLE AIM FUNDS                    AIM FUNDS
                           --------------------                -----------------
             10...............................................      $67,500
              9...............................................      $60,750
              8...............................................      $54,000
              7...............................................      $47,250
              6...............................................      $40,500
              5...............................................      $33,750

DEFERRED COMPENSATION AGREEMENTS

  Messrs. Daly, Dunn, Fields, Frischling, and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Directors") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the Deferring Directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five (5) or ten (10) years (depending on the Compensation Agreement) beginning on the date the Deferring Director's retirement benefits commence under the Plan. The Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Director's termination of service as a director of the Company. If a Deferring Director dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary in a single lump sum payment as soon as practicable after such Deferring Director's death. The Compensation Agreements are not funded, and, with respect to the payments of amounts held in the deferral accounts, the Deferring Directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

  During the fiscal year ended August 31, 1999, $52,725 in directors' fees and expenses were allocated to the Portfolio.

INVESTMENT ADVISOR

  AIM was organized in 1976 and, together with its subsidiaries, advises, manages or administers over 120 investment portfolios encompassing a broad range of investment objectives. AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund businesses in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Company, and their affiliations and addresses are shown under "Directors and Officers."

  FMC is a registered broker-dealer and a wholly owned subsidiary of AIM. FMC acts as distributor of the shares of the Portfolio.

  AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees to (a) pre-clear all personal securities transactions subject to the Code of Ethics; (b) file reports regarding such transactions; (c) refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security (subject to a de minimis exception), and (iii) transactions involving securities being considered for investment by an AIM Fund (subject to the de minimis exception); and (d) abide by certain other provisions of the Code of Ethics. The de minimis exception under the Code of Ethics covers situations where there is no material conflict of interest because of the large market capitalization of a security and the relatively small number of shares involved in a personal transaction. The Code of Ethics also generally prohibits AIM employees from purchasing securities in initial public offerings. Personal trading reports are periodically reviewed by AIM, and the Board of Directors reviews quarterly and annual reports (which summarize any significant violations of the Code of Ethics). Sanctions for violating the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

  The Company has entered into a Master Investment Advisory Agreement (the "Advisory Agreement") with AIM dated June 1, 2000. The Advisory Agreement will continue from year to year, provided that it is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of a majority of the directors who are not parties to the Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Company or AIM may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

  Pursuant to the terms of the Advisory Agreement, AIM manages the investment of the Portfolio's assets. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Portfolio. Any investment program undertaken by AIM at all times will be subject to the policies and control of the Company's Board of Directors. AIM shall not be liable to the Company or its shareholders for any act or omission by AIM or for any loss sustained by the Company or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

  As compensation for its services with respect to the Portfolio, AIM receives a fee at the annual rate of 0.15% of the average daily net assets of the Portfolio. AIM may, from time to time, waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Portfolio's detriment during the period stated in the agreement between AIM and the Company.

  Pursuant to an investment advisory agreement in effect prior to June 1, 2000, which provided for the same level of compensation to AIM as is provided for under the Advisory Agreement, AIM received fees from the Portfolio for the fiscal years ended August 31, 1999, 1998 and 1997 in the amounts of $3,598,269, $1,927,994 and $1,024,843, respectively. During the fiscal years ended August 31, 1999, 1998 and 1997, AIM voluntarily waived fees with respect to the Portfolio in the amounts of $6,215,196, $4,309,476 and $3,344,852, respectively.

  In addition, if the Portfolio engages in securities lending, AIM will provide the Portfolio investment advisory services and related administrative services. The Master Investment Advisory Agreement describes the administrative services to be rendered by AIM if the Portfolio engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

  AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, the Portfolio will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Portfolio from such activities. AIM currently intends to waive such fee and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

ADMINISTRATOR

  AIM also acts as the Portfolio's administrator pursuant to a Master Administrative Services Agreement between AIM and the Company (the "Administrative Services Agreement").

  Under the Administrative Services Agreement, AIM performs or arranges for the performance of accounting services for the Portfolio. As full compensation for the performance of such services, AIM is reimbursed for any personnel and other costs (including applicable office space, facilities and equipment) of furnishing the services of a principal financial officer of the Company and of persons working under her supervision for maintaining the financial accounts and books and records of the Company, including calculation of the Portfolio's daily net asset value and preparing tax returns and financial statements for the Portfolio. The method of calculating such reimbursements must be annually approved, and the amounts paid will be periodically reviewed, by the Company's Board of Directors.

  Under a prior administrative services agreement which provided for the same level of reimbursement to AIM is provided for under the current Administrative Services Agreement, AIM was reimbursed for the fiscal years ended August 31, 1999, 1998 and 1997 in the amounts of $155,139, $85,337 and $68,372, respectively, for fund accounting services to the Portfolio.

EXPENSES

  Expenses of the Company include, but are not limited to, fees paid to AIM under the Advisory Agreement, the charges and expenses of any registrar, any custodian or depositary appointed by the Company for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Company; brokers' commissions chargeable to the Company in connection with portfolio securities transactions to which the Company is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Company to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Company; all costs and expenses in connection with the registration and maintenance of registration of the Company and shares with the SEC and various states and other jurisdictions (including filing and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Company and supplements thereto to the Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of prospectuses, proxy statements and reports to shareholders; fees and travel expenses of directors and director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Company's shares; charges and expenses of legal counsel, including counsel to the directors of the Company who are not "interested persons" (as defined in the 1940 Act) of the Company or AIM, and of independent accountants in connection with any matter relating to the Company; membership dues of industry associations; interest payable on Company borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto). FMC bears the expenses of printing and distributing prospectuses and statements of additional information (other than those prospectuses and statements of additional information distributed to existing shareholders of the Company) and any other promotional or sales literature used by FMC or furnished by FMC to purchasers or dealers in connection with the public offering of the Company's shares.

  Expenses of the Company which are not directly attributable to the operations of either of the portfolios are prorated among all classes of the Company. Expenses of the Company except those listed below are prorated among all classes of such portfolios. Distribution and service fees, transfer agency fees and shareholder recordkeeping fees which are directly attributable to a specific class of shares are charged against the income available for distribution as dividends to the holders of such shares.

TRANSFER AGENT AND CUSTODIAN

  A I M Fund Services, Inc. ("AFS"), a wholly owned subsidiary of AIM, P. O. Box 0843, Houston, Texas 77001-0843, serves as a transfer agent and dividend disbursing agent for the shares of all classes of the Portfolio pursuant to a Transfer Agency and Service Agreement and receives an annual fee from the Company for its services in such capacity in the amount of 0.009% of average daily net assets of the Portfolio, payable monthly. Such compensation may be changed from time to time as is agreed to by AFS and the Company. As transfer agent, AFS processes orders for purchases redemptions and exchanges of shares; prepares and transmits payments for dividends and distributions declared by the Portfolio; maintains shareholder accounts; and provides shareholders with information regarding the Portfolio and its accounts.

  The Bank of New York ("BONY"), 90 Washington Street, 11th Floor, New York, New York 10286, acts as custodian for the portfolio securities and cash of the Portfolio. BONY receives such compensation from the Company for its services in such capacity as is agreed to from time to time by BONY and the Company. BONY maintains the portfolio securities owned by the Portfolio, administers the purchases and sales of portfolio securities, collects interest and other distributions made on securities held by the Portfolio and performs other ministerial duties.

LEGAL MATTERS

  The law firm of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania serves as counsel to the Company.

REPORTS

  The Company furnishes shareholders with semi-annual reports containing information about the Company and its operations, including a schedule of investments held in the Portfolio and its financial statements. The annual financial statements are audited by the Portfolio's independent auditors. The Board of Directors has selected KPMG LLP, 700 Louisiana, Houston, Texas 77002, as the independent auditors to audit the financial statements and review the tax returns of the Portfolio.

  Duplicate confirmations may be transmitted to the beneficial owner of the sub-account if requested by the institution. The institution will receive a monthly statement setting forth, for each sub-account, the share balance, income earned for the month, income earned for the year to date and the total current value of the account.

SUB-ACCOUNTING

  The Company and FMC have arranged for AFS or the Portfolio to offer sub-accounting services to shareholders of the Portfolio and to maintain information with respect to the underlying beneficial ownership of the shares of each class of the Portfolio. Investors who purchase shares of the Portfolio for the account of others can make arrangements through the Company or FMC for these sub-accounting services. In addition, shareholders utilizing certain versions of AIM LINK --Registered Trademark-- Remote, a personal computer application software product, may receive sub-accounting services via such software.

PRINCIPAL HOLDERS OF SECURITIES

LIQUID ASSET PORTFOLIO

  To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Portfolio as of May 19, 2000, and the percentage of the Portfolio's outstanding shares owned by such shareholders as of such date are as follows:

                                                    PERCENT      PERCENT OWNED
                 NAME AND ADDRESS                   OWNED OF     OF RECORD AND
                  OF RECORD OWNER                RECORD ONLY(a) BENEFICIALLY(a)
                 ----------------                -------------- ---------------
   CASH MANAGEMENT CLASS
   ---------------------
    MELLON GLOBAL CASH MANAGEMENT ACCOUNTS......     14.97%            --
     Three Mellon Bank Center - Room 2501
     Pittsburgh, PA 15259-0001

    CIBC WORLD MARKETS..........................     14.50%            --
     200 Liberty Street
     World Financial Center
     New York, NY 10281

    BANK OF NEW YORK............................     13.19%            --
     One Wall Street
     5th Floor
     Stif/Master Note
     New York, NY 10286

    WELLER, ANDERSON, CHENEVIERE & CO. LTD......     10.35%            --
     811 Rusk, Suite 715
     Houston, TX 77002

    HAMBRECHT & QUIST LLC.......................      9.52%            --
     230 Park Avenue, 19th Floor
     New York, NY 10169

    FIRST UNION SECURITIES, INC.................      5.73%            --
     8739 Research Drive
     Capital Markets
     Charlotte, NC 28262-0675

-------
(a) The Company has no knowledge as to whether all or any portion of the shares of the class owned of record are also owned beneficially.

                                                    PERCENT      PERCENT OWNED
                 NAME AND ADDRESS                   OWNED OF     OF RECORD AND
                  OF RECORD OWNER                RECORD ONLY(a) BENEFICIALLY(a)
                 ----------------                -------------- ---------------

   INSTITUTIONAL CLASS
   -------------------

    AIM ADVISORS, INC...........................     25.84%*        25.84%*
    AIM FUND OF FUNDS ACCOUNT
     Money Market Portfolio Admin.
     11 Greenway Plaza, Ste 100
     Houston, TX 77046

    TURTLE & CO SWEEP...........................     17.12%             --
     P.O. Box 9427
     Boston, MA 02209

    PAINE WEBBER SSB............................      7.42%             --
     1000 Harbor Blvd 6th Floor
     Mutual Fund Operations
     State Street Custodial Accounts
     Weehawken, NJ 07087-6790

    MID ATLANTIC INSTITUTIONAL SHARES, INC. ....      6.36%             --
     Times Bldg.
     336 Fourth Ave.
     Pittsburgh, PA 15222

   PERSONAL INVESTMENT CLASS
   -------------------------

    HUNTINGTON INVESTMENT 112...................     78.85%             --
     135 North Pennsylvania Suite 800
     Indianapolis, IN 46204

    TEXAS CAPITAL BANK, N.A.....................      9.01%             --
     2100 McKinney Ave., Ste 900
     Dallas, TX 75201

    HUNTINGTON CAPITAL CORP.....................      7.81%             --
     41 S. High St., Ninth Floor
     Columbus, OH 43287

   PRIVATE INVESTMENT CLASS
   ------------------------

    BANK OF NEW YORK............................     81.14%             --
     One Wall Street
     5th Floor
     Stif/Master Note
     New York, NY 10286

    MELLON BANK NA..............................      5.01%             --
     P.O. Box 710
     Pittsburgh, PA 15230-0710

-------
(a) The Company has no knowledge as to whether all or any portion of the shares of the class owned of record are also owned beneficially.
 * Represents shares held in a cash management account for the benefit of certain AIM Funds. AIM has the power to direct the disposition of such shares, and thus is deemed to be a beneficial owner of the shares. Shares have been acquired in accordance with an exemptive order issued by the SEC.

                                                     PERCENT      PERCENT OWNED
                  NAME AND ADDRESS                   OWNED OF     OF RECORD AND
                  OF RECORD OWNER                 RECORD ONLY(a) BENEFICIALLY(a)
                  ----------------                -------------- ---------------
   RESERVE CLASS
   -------------

    FIRST NATIONAL BANKER'S BANK.................    100.00%            --
     PO Drawer 80579
     Baton Rouge, LA 70898

   RESOURCE CLASS
   --------------

    CIBC WORLD MARKETS...........................     66.75%            --
     200 Liberty Street
     World Financial Center
     Attn: Lester Elson
     New York, NY 10281

    HAMBRECHT & QUIST LLC........................     21.12%            --
     230 Park Avenue, 19th Floor
     New York, NY 10169

PRIME PORTFOLIO

  To the best of the knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of the Prime Portfolio as of May 19, 2000, and the percentage of the Prime Portfolio's outstanding shares owned by such shareholders as of such date are as follows:

                                                     PERCENT      PERCENT OWNED
                  NAME AND ADDRESS                   OWNED OF     OF RECORD AND
                  OF RECORD OWNER                 RECORD ONLY(a) BENEFICIALLY(a)
                  ----------------                -------------- ---------------
   CASH MANAGEMENT CLASS
   ---------------------

    BANK OF NEW YORK.............................     30.49%            --
     One Wall Street
     5th Floor
     Stif/Master Note
     New York, NY 10286

    IGT..........................................      9.03%            --
     P.O. Box 10120
     Reno, NV 89502

    CIBC WORLD MARKETS...........................      8.95%            --
     200 Liberty Street
     World Financial Center
     New York, NY 10281

    BOST & CO FBO THE KWELM PARTNERSHIP..........      8.47%            --
     P.O. Box 3198
     Pittsburgh, PA 15230-3198

    MELLON BANK NA ..............................      6.26%            --
     P.O. Box 710
     Pittsburgh, PA 15230-0710

    AmSOUTH CAPITAL MARKETS......................      5.74%            --
     315 Deaderick St., 4th Floor
     Nashville, TN 37237

-------

(a) The Company has no knowledge as to whether all or any portion of the shares of the class owned of record are also owned beneficially.

                                                     PERCENT      PERCENT OWNED
                 NAME AND ADDRESS                    OWNED OF     OF RECORD AND
                  OF RECORD OWNER                 RECORD ONLY(a) BENEFICIALLY(a)
                 ----------------                 -------------- ---------------

   INSTITUTIONAL CLASS
   -------------------

    AIM ADVISORS, INC...........................      33.98%*        33.98%*
    AIM FUND OF FUNDS ACCOUNT
     Money Market Portfolio Admin.
     11 Greenway Plaza, Ste. 100
     Houston, TX 77046

    TURTLE & CO SWEEP...........................       6.33%              --
     P.O. Box 9427
     Boston, MA 02209

    TURLIN & CO.................................       6.24%              --
     P.O. Box 1412
     Rochester, NY 14603


    FIRST NATIONAL BANK TX......................       6.20%              --
     Muir & Co
     C/O Frost
     San Antonio, TX 78298-2479

    FIRST TRUST / VAR & CO......................       5.53%              --
     Funds Control Suite 0404
     180 East Fifth Street
     St. Paul, MN 55101

   PERSONAL INVESTMENT CLASS
   -------------------------
    CULLEN/FROST DISCOUNT BROKERS...............      79.29%              --
     P.O. Box 2358
     San Antonio, TX 78299

    FIRST AMERICAN BANK SSB.....................       7.05%              --
     P.O. Box 1033
     Bryan, TX 77805

   PRIVATE INVESTMENT CLASS
   ------------------------
    HUNTINGTON CAPITAL CORP.....................      29.53%              --
     41 S High St., Ninth Floor
     Columbus, OH 43287

    FROST NATIONAL BANK TX......................      14.93%              --
     Muir & Co
     C/O Frost
     P.O. Box 2479
     San Antonio, TX 78298-2479


    CULLEN/FROST DISCOUNT BROKERS...............      12.73%              --
     P.O. Box 2358
     San Antonio, TX 78299

    BANK OF NEW YORK............................      11.76%              --
     One Wall Street 5th Floor
     New York, NY 10286

    BANK OF OKLAHOMA, N.A. INSTITUTIONAL INVEST-
     MENTS......................................       8.10%              --
     P.O. Box 2300
     Tulsa, OK 74192

    FIRST TRUST/VAR & CO........................       6.61%              --
     Funds Control Suite 0404
     180 East Fifth Street
     St. Paul, MN 55101

-------

(a) The Company has no knowledge as to whether all or any portion of the shares of the class owned of record are also owned beneficially.

 * Represents shares held in a cash management account for the benefit of certain AIM Funds. AIM has the power to direct the disposition of such shares, and thus is deemed to be a beneficial owner of the shares. Shares have been acquired in accordance with an exemptive order issued by the SEC.

                                                    PERCENT      PERCENT OWNED
                 NAME AND ADDRESS                   OWNED OF     OF RECORD AND
                  OF RECORD OWNER                RECORD ONLY(a) BENEFICIALLY(a)
                 ----------------                -------------- ---------------
   RESERVE CLASS
   -------------

    BANK OF NEW YORK............................     98.27%            --
     440 Mamoroneck, 5th Fl.
     Harrison, NY 10286


   RESOURCE CLASS
   --------------

    FIRST UNION SECURITIES, INC.................     35.34%            --
     8739 Research Drive
     Capital Markets
     Charlotte, NC 28262-0675

    NVIDIA CORPORATION CASH MANAGEMENT ACCOUNT..     17.89%            --
     3535 Monroe Street
     Santa Clara, CA 95051

    HARRIS METHODIST HEALTH SYSTEM..............     13.49%            --
     600 East Las Colinas Blvd Ste 1550
     Irving, TX 75039

    CIBC WORLD MARKETS..........................     12.56%            --
     200 Liberty Street
     World Financial Center
     New York, NY 10281

    MELLON BANK NA..............................      6.15%            --
     P.O. Box 710
     Pittsburgh, PA 15230-0710

    FIRST UNION SUBACCOUNTS.....................      5.20%            --
     8739 Research Drive
     Capital Markets
     Charlotte, NC 28262-0675

-------
(a) The Company has no knowledge as to whether all or any portion of the shares of the class owned of record are also owned beneficially.

  To the best of the knowledge of the Company, as of May 19, 2000, the directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of each class of each portfolio.

                        SHARE PURCHASES AND REDEMPTIONS

PURCHASES AND REDEMPTIONS

  A complete description of the manner by which shares of a particular class may be purchased or redeemed appears in each Prospectus under the heading "Purchasing Shares" and "Redeeming Shares."

  Prior to the initial purchase of Portfolio shares, an investor must complete and send an Account Application to AFS at P.O. Box 0843, Houston, Texas 77001-0843. An Account Application may be obtained from the distributor. An investor may make changes to the information provided in the Account Application by submitting such changes in writing to the transfer agent or by completing and submitting to the transfer agent a new Account Application.

  The Company reserves the right to reject any purchase order and to withdraw all or any part of the offering made by a Prospectus. Any funds received with respect to an order which is not accepted by the Company and any funds received for which an order has not been received will be promptly returned to an investor. Any request for correction to a transaction of Portfolio shares must be submitted in writing to AFS. AFS reserves the right to reject any such request. When a correction results in a dividend adjustment, the institution must agree in writing to reimburse the Portfolio for any loss resulting from the correction. Failure to deliver purchase proceeds on the requested settlement date may result in a claim against the institution for an amount equal to the overdraft charge incurred by the Portfolio. In the interest of economy and convenience, certificates representing shares of the class will not be issued except upon written request to the Company. Certificates (in full shares only) will be issued without charge and may be redeposited at any time.

  An investor may terminate his or her relationship with an institution at any time, in which case an account in the investor's name will be established directly with the Portfolio and the investor will become a shareholder of record. In such case, however, the investor will not be able to purchase additional shares of the Cash Management Class, Personal Investment Class, Private Investment Class, Reserve Class or the Resource Class directly, except through reinvestment of dividends and distributions.

  Payment for redeemed shares of the Portfolio is normally made by Federal Reserve wire to the commercial bank account designated in the shareholder's Account Application on the day specified below, but may be remitted by check upon request by a shareholder. A shareholder may change the bank account designated to receive redemption proceeds by written notice to the Company. The authorized signature on the notice must be guaranteed by a commercial bank or trust company (which may include the shareholder). Additional documentation may be required when deemed appropriate by the Portfolio or AFS.

  The Company may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the New York Stock Exchange restricts or suspends trading.

  A "Business Day" of the Company is any day on which member banks of the Federal Reserve Bank of New York and BONY are open for business. If AFS receives a redemption request on a Business Day prior to 5:00 p.m. Eastern time, the redemption will be effected at the net asset value of the Portfolio determined as of 5:00 p.m. Eastern time, and the Company will normally wire redemption proceeds on that day. A redemption request received by AFS after 5:00 p.m. Eastern time will be effected at the net asset value of the Portfolio determined as of 5:00 p.m. Eastern time on the next Business Day and proceeds will normally be wired on the next Business Day. If proceeds are not wired on the same day, shareholders will accrue dividends until the day the proceeds are wired. The Company, however, reserves the right to change the time for which purchase and redemption orders must be submitted to and received by the transfer agent for execution on the same day on any day when the primary government securities dealers are either closed for business or close early, or trading in money market securities is limited due to national holidays.

  Any request for correction to a redemption transaction of Portfolio shares must be submitted in writing to AFS.

REDEMPTIONS BY THE COMPANY

  If the Company determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the Company may, at its discretion, redeem the account and distribute the proceeds to you.

NET ASSET VALUE DETERMINATION

  The net asset value per share of the Portfolio is determined as of 5:00 p.m. Eastern time on each Business Day of the Company. Shares of each class of the Portfolio are sold at net asset value of such shares. Shareholders may at any time redeem all or a portion of their shares at net asset value. The investor's price for purchases and redemptions will be the net asset value next determined following the receipt of an order to purchase or a request to redeem shares.

  For the purpose of determining the price at which all shares of the Portfolio are issued and redeemed, the net asset value per share is calculated by: (a) valuing all securities and instruments of the Portfolio as set forth below; (b) adding other assets of the Portfolio, if any; (c) deducting the liabilities of the Portfolio; (d) dividing the resulting amount by the number of shares outstanding of the Portfolio; and (e) rounding such per share net asset value to the nearest whole cent. Among other items, the Portfolio's liabilities include accrued expenses and dividends payable, and its total assets include Portfolio securities valued at their market value as well as income accrued but not yet received.

  The debt instruments held in the Portfolio are valued on the basis of amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the entire Portfolio.

  The valuation of the portfolio instruments based upon their amortized cost and the concomitant maintenance of the net asset value per share of $1.00 for the Portfolio is permitted in accordance with applicable rules and regulations of the SEC, including Rule 2a-7 under the 1940 Act, which requires the Portfolio to adhere to certain conditions. These rules require that the Portfolio maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less and invest only in securities determined by the Board of Directors to be "Eligible Securities" and to present minimal credit risk to the Portfolio.

  The Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, the Portfolio's price per share at $1.00 as computed for the purpose of sales and redemptions. Such procedures include review of the Portfolio's holdings by the Board of Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or other reputable sources for the Portfolio deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing holders of the Portfolio's shares. In the event the Board of Directors determines that such a deviation exists, it will take such corrective action as it deems necessary and appropriate, including the sales of portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity; the withholding of dividends; the redemption of shares in kind; or the establishment of a net asset value per share by using available market quotations.

THE DISTRIBUTION AGREEMENT

  The Company has entered into a Master Distribution Agreement (the "Distribution Agreement") with FMC, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the exclusive distributor of the shares of each class of the Portfolio. The address of FMC is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. See "General Information about the Company-- Directors and Officers" and "General Information about the Company--Investment Advisor" for information as to the affiliation of certain directors and officers of the Company with FMC, AIM and AIM Management.

  The Distribution Agreement provides that FMC has the exclusive right to distribute the shares of each class of the Portfolio either directly or through other broker-dealers. The Distribution Agreement also provides that FMC will pay promotional expenses, including the incremental costs of printing prospectuses and statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Portfolio and the costs of preparing and distributing any other supplemental sales literature. FMC has not undertaken to sell any specified number of shares of the Portfolio.

  The Distribution Agreement will continue from year to year, provided that it is specifically approved at least annually by the Company's Board of Directors and the affirmative vote of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Company or FMC may terminate the Distribution Agreement on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

  FMC may, from time to time at its expense, pay a bonus or other consideration or incentive to dealers or institutions who sell a minimum dollar amount of the shares of a particular class during a specific period of time. In some instances, these incentives may be offered only to certain dealers or institutions who have sold or may sell significant amounts of shares. The total amount of such additional bonus or payments or other consideration shall not exceed 0.05% of the net asset value of the shares of the class sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of shares or the amount received as proceeds from such sales. Dealers or institutions may not use sales of the shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any jurisdiction.

DISTRIBUTION PLAN

  The Company has adopted a Master Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Portfolio's Cash Management Class, Personal Investment Class, Private Investment Class, Reserve Class and Resource Class. The Distribution Plan provides that the Company may compensate FMC in connection with the distribution of shares of the Portfolio. Such compensation may be expended when and if authorized by the Board of Directors and may be used to finance such distribution-related services as expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Distribution Plan.

  Pursuant to the Distribution Plan, the Company may enter into Shareholder Service Agreements ("Service Agreements") with selected broker-dealers, banks, other financial institutions or their affiliates. Such firms may receive compensation from the Portfolio for servicing investors as beneficial owners of the shares of the Cash Management Class, Personal Investment Class, Private Investment Class, Reserve Class and Resource Class of the Portfolio. These services may include among other things: (i) answering customer inquiries regarding shares of these classes and the Portfolio; (ii) assisting customers in changing dividend options, account designations and addresses; (iii) performing sub-accounting; (iv) establishing and maintaining shareholder accounts and records; (v) processing purchase and redemption transactions;
(vi) automatic investment of customer cash accounting balances in shares of these classes; (vii) providing periodic statements showing a customer's account balance and integrating such statements with those of other transactions and balances in the customer's other accounts serviced by such firm; (viii) arranging for bank wires; and (ix) such other services as the Company may request on behalf of shares of these classes, to the extent such firms are permitted to engage in such services by applicable statute, rule or regulation. The Distribution Plan may only be used for the purposes specified above and as stated in the Distribution Plan. Expenses may not be carried over from year to year.

  The Distribution Plan does not obligate the Company to reimburse FMC for the actual expenses FMC may incur in fulfilling its obligations under the Distribution Plan. Thus, even if FMC's actual expenses exceed the fee payable to FMC thereunder at any given time, the Company will not be obligated to pay more than that fee. If FMC's expenses are less than the fee it receives, FMC will retain the full amount of the fee.

  FMC may from time to time waive or reduce any portion of its 12b-1 fee for Cash Management Class, Personal Investment Class, Private Investment Class, Reserve Class and Resource Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, FMC will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Portfolio's detriment during the period stated in the agreement between FMC and the Company.

  The Distribution Plan requires the officers of the Company to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Distribution Plan and the purposes for which such expenditures were made. The Board of Directors shall review these reports in connection with their decisions with respect to the Distribution Plan.

  For the fiscal year ended August 31, 1999, FMC received compensation pursuant to the Distribution Plan in the amount of $753,887, or an amount equal to 0.08% of the average net daily assets of the Cash Management Class, $407, or an amount equal to 0.10% of the average net daily assets of the Personal Investment Class, $600,673, or an amount equal to 0.30% of the average net daily assets of the Private Investment Class and $251,117, or an amount equal to 0.20% of the average net daily assets of the Resource Class. With respect to the Cash Management Class, $752,963 of such amount (or an amount equal to 0.08% of the average daily net assets of the class) was paid to dealers and financial institutions and $924 (or an amount equal to 0% of the average daily net asset of the class) was retained by FMC. With respect to the Personal Investment Class, $326 of such amount (or an amount equal to 0.08% of the average daily net assets of the class) was paid to dealers and financial institutions and $81 (or an amount equal to 0.01% of the average daily net assets of the class) was retained by FMC. With respect to the Private Investment Class, $582,747 of such amount (or an amount equal to 0.29% of the average daily net assets of the class) was paid to dealers and financial institutions and $17,926 (or an amount equal to 0.01% of the average daily net assets of the class) was retained by FMC. With respect to the Resource Class, $251,117 of such amount (or an amount equal to 0.20% of the average daily net assets of the class) was paid to dealers and financial institutions and $0 (or an amount equal to 0% of the average daily net assets of the class) was retained by FMC.

  As required by Rule 12b-1 under the 1940 Act, the Distribution Plan has been approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related to the Distribution Plan ("Qualified Directors"). In approving the Distribution Plan in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Distribution Plan would benefit the Company and the holders of shares of the applicable classes of the Portfolio. Anticipated benefits that may result from the Distribution Plan are: (i) FMC, brokerage firms and financial institutions will provide a shareholder with rapid access to his account for the purpose of effecting executions of purchase and redemption orders; (ii) FMC and shareholder service agents will provide prompt, efficient and reliable responses to shareholder inquiries concerning account status; (iii) a well-developed, dependable network of shareholder service agents may help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Portfolio; and (iv) a successful distribution effort will assist FMC in maintaining and increasing the organizational strength needed to service the Portfolio.

  The Distribution Plan, unless sooner terminated in accordance with its terms, shall continue in effect as to each applicable class from year to year as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

  FMC is a wholly owned subsidiary of AIM, an indirect wholly owned subsidiary of AMVESCAP PLC. Charles T. Bauer, a Director and Chairman of the Company, and Robert H. Graham, a Director and President of the Company, own shares of AMVESCAP PLC.

  The Distribution Plan may be terminated as to a particular class of the Portfolio by vote of a majority of the Qualified Directors or by vote of a majority of the holders of the outstanding voting securities of such class. Any change in the Distribution Plan that would increase materially the distribution expenses paid by an applicable class requires shareholder approval; otherwise, the Distribution Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Distribution Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

  The Distribution Plan complies with the Conduct Rules of the National Association of Securities Dealers, Inc. and provides for payment of a service fee to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of each applicable class of the Portfolio, in amounts of up to 0.25% of the average net assets of such class of the Portfolio attributable to the customers of such dealers or financial institutions. Payments to dealers and other financial institutions in excess of such amount and payments to FMC would be characterized as an asset-based sales charge pursuant to the amended Distribution Plan. The Distribution Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to each applicable class.

BANKING REGULATIONS

  On November 12, 1999, the Gramm-Leach-Bliley Act of 1999 was signed into law. This Act removed the regulatory barriers previously established between banks and bank holding companies, and insurance companies and broker-dealers. Various provisions of this Act became effective immediately, and others will become effective through November 2000. While the ultimate effect of such legislation is unclear, financial holding companies and their affiliated bank and financial subsidiaries will be able to participate in the distribution of mutual fund shares.

PERFORMANCE INFORMATION

  As stated under the caption "Performance Information--Performance Table" in each Prospectus, yield information for the shares of each class of the Portfolio may be obtained by calling the Company at the telephone number set forth in the prospectus for that class. Performance will vary from time to time, and past results are not necessarily indicative of future results. Investors should understand that performance is a function of the type and quality of the Portfolio's investments as well as its operating expenses. Performance information for the shares of the Portfolio may not provide a basis for comparison with investments which pay fixed rates of interest for a stated period of time, with other investments or with investment companies which use a different method of calculating performance.

  Calculations of yield will take into account the total income received by the Portfolio. To the extent that different classes of shares bear different expenses, the yields of such classes will vary. To the extent that institutions charge fees in connection with services provided in conjunction with the Company, the yield will be lower for those beneficial owners paying such fees.

  The current yields quoted will be the net average annualized yield for an identified period, such as seven consecutive calendar days or a month. Yields will be computed by assuming that an account was established with a single share (the "Single Share Account") on the first day of the period. To arrive at the quoted yield, the net change in the value of that Single Share Account for the period (which would include dividends accrued with respect to the share, and dividends declared on shares purchased with dividends accrued and paid, if any, but would not include any realized gains and losses or unrealized appreciation or depreciation and income other than investment income) will be multiplied by 365 and then divided by the number of days in the period, with the resulting figure carried to the nearest hundredth of one percent. The Company may also furnish a quotation of effective yields that assumes the reinvestment of dividends for a 365 day year and a return for the entire year equal to the average annualized yields for the period, which will be computed by compounding the unannualized current yields for the period by adding 1 to the unannualized current yields, raising the sum to a power equal to 365 divided by the number of days in the period, and then subtracting 1 from the result.

  From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of the Portfolio. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Portfolio's detriment during the period stated in the agreement between AIM and the Company. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing the Portfolio's yield and total return.

  For the seven-day period ended February 29, 2000, the current and effective yields for the Private Investment Class were 5.83% and 6.10%, respectively. For the seven-day period ended February 29, 2000, the current and effective yields for the Institutional Class were 5.54% and 5.69%, respectively. For the seven-day period ended February 29, 2000, the current and effective yields for the Cash Management Class were 5.95% and 5.92%, respectively. For the seven-day period ended February 29, 2000, the current and effective yields for the Personal Investment Class were 5.34% and 5.48%, respectively. For the seven-day period ended February 29, 2000, the current and effective yields for the Reserve Class were 5.04% and 5.16%, respectively. For the seven-day period ended February 29, 2000, the current and effective yields for the Resource Class were 5.63% and 5.79%, respectively. These yields are quoted for illustration purposes only. The yields for any other seven-day period may be substantially different from the yields quoted above.

  The Portfolio may compare the performance of a particular class or the performance of securities in which it may invest to:

    . IBC/Donoghue's Money Fund Averages, which are average yields of various types of money market funds that include the effect of compounding distributions;

    . other mutual funds, especially those with similar investment objectives. These comparisons may be based on data published by IBC/Donoghue's Money
  Fund Report--Registered Trademark-- of Holliston, Massachusetts or by Lipper, Inc., a widely recognized independent service located in Summit, New Jersey, which monitors the performance of mutual funds;

    . yields on other money market securities or averages of other money market securities as reported by the Federal Reserve Bulletin, by TeleRate, a financial information network, or by Bloomberg, a financial information firm; and

    . other fixed-income investments such as Certificates of Deposit ("CDs").

  The principal value and interest rate of CDs and money market securities are fixed at the time of purchase whereas the yield of a class will fluctuate. Unlike some CDs and certain other money market securities, money market mutual funds are not insured by the FDIC. Investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

  The Portfolio may reference the growth and variety of money market mutual funds and AIM's innovation and participation in the industry.

REDEMPTIONS IN KIND

  The Portfolio will not redeem shares representing an interest in the Portfolio in kind (i.e., by distributing its portfolio securities).

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM

  Information concerning the Portfolio's investment objective is set forth in each Prospectus under the heading, "Investment Objective and Strategies." The principal features of the Portfolio's investment program and the primary risks associated with that investment program are also discussed in each Prospectus. There can be no assurance that the Portfolio will achieve its objective. The values of the securities in which the Portfolio invests fluctuate based upon interest rates, the financial stability of the issuer and market factors.

  Set forth in this section is a description of the Portfolio's investment policies, strategies and practices. The investment objective of the Portfolio is non-fundamental and may be changed by the Board of Directors without shareholder approval. The Portfolio's investment policies, strategies and practices are also non-fundamental. The Board of Directors of the Company reserves the right to change any of these non-fundamental investment policies, strategies or practices without shareholder approval. However, shareholders will be notified before any material change in the investment policies becomes effective. The Portfolio has adopted certain investment restrictions, some of which are fundamental and cannot be changed without shareholder approval. See "Investment Program and Restrictions--Investment Restrictions" in this Statement of Additional Information.

  Any percentage limitations with respect to assets of a Portfolio will be applied at the time of purchase. A later change in percentage resulting from changes in asset values will not be considered a violation of the percentage limitations. The percentage limitations applicable to borrowings and reverse repurchase agreements will be applied in accordance with applicable provisions of the 1940 Act and the rules and regulations promulgated thereunder which specifically limit each Portfolio's borrowing abilities.

  The Portfolio may invest in a broad range of U.S. Government and foreign government obligations, taxable municipal securities, and bank and commercial instruments that may be available in the money markets. Such obligations include U.S. Treasury obligations and repurchase agreements. The Portfolio may invest in bankers' acceptances, CDs, time deposits and commercial paper, and U.S. Government direct obligations and U.S. Government agencies securities. Certain U.S. Government obligations with floating or variable interest rates may have longer maturities. Commercial obligations may include both domestic and foreign issuers that are U.S. dollar-denominated. Bankers' acceptances, CDs and time deposits may be purchased from U.S. or foreign banks. These instruments, which are collectively referred to as "Money Market Obligations," are briefly described below.

  The Portfolio will limit investments in Money Market Obligations to those which are denominated in U.S. dollars and which at the date of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Briefly, "First Tier" securities are securities that are rated in the highest rating category for short-term debt obligations by two nationally recognized statistical rating organizations ("NRSROs"), or, if only rated by one NRSRO, are rated in the highest rating category by that NRSRO, or, if unrated, are determined by the Portfolio's investment advisor (under the supervision of and pursuant to guidelines established by the Board of Directors) to be of comparable quality to a rated security that meets the foregoing quality standards, as well as securities issued by a registered investment company that is a money market fund and U.S. Government securities.

  The Portfolio will not invest more than 10% of its net assets in illiquid securities.

  In managing the Portfolio's investments, AIM may indicate to dealers or issuers its interest in acquiring certain securities for the Portfolio for settlement beyond a customary settlement date thereafter. In some cases, the Portfolio may agree to purchase such securities at stated prices and yields (in such cases, these securities are considered "delayed delivery" securities when traded in the secondary market or "when-issued" securities if they are an initial issuance of securities). Since this is done to facilitate the acquisition of portfolio securities and is not for the purpose of investment leverage, the amount of delayed delivery or when-issued securities involved may not exceed the estimated amount of funds available for investment on the settlement date. Until the settlement date, liquid assets of the Portfolio with a dollar value sufficient at all times to make payment for the delayed delivery or when-issued securities will be set aside in a segregated account (the total amount of liquid assets in the segregated account may not exceed 25% of the Portfolio's total assets). The delayed delivery securities, which will not begin to accrue interest until the settlement date, and the when-issued securities will be recorded as an asset of the Portfolio and will be subject to the risks of market value fluctuations. The purchase price of the delayed delivery or when-issued securities will be recorded as a liability of the Portfolio until settlement. AIM may also transact sales of securities on a "forward commitment" basis. In such a transaction, AIM agrees to sell portfolio securities at a future date at specified prices and yields. Securities subject to sale on a forward commitment basis will continue to accrue interest until sold and will be subject to the risks of market value fluctuations. Absent extraordinary circumstances, the Portfolio's right to acquire delayed delivery and when-issued securities or its obligation to sell securities on a forward-commitment basis will not be divested prior to the settlement date.

  The Portfolio may invest up to 50% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Portfolio may invest up to 100% of its total assets in obligations issued by banks. While the Portfolio will limit its investments in bank instruments to U.S. dollar-denominated obligations, it may invest in Eurodollar obligations (i.e., U.S. dollar-denominated obligations issued by a foreign branch of a domestic bank), Yankee dollar obligations (i.e., U.S. dollar-denominated obligations issued by a domestic branch of a foreign bank) and obligations of foreign branches of foreign banks, including time deposits.

  The Portfolio may invest in certificates of deposit ("Eurodollar CDs") and time deposits ("Eurodollar time deposits") of foreign branches of domestic banks having total assets of $5 billion as of the date of their most recently published financial statements. Accordingly, an investment in the Portfolio may involve risks that are different in some respects from those incurred by an investment company which invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible seizure or nationalization of foreign deposits, the possible imposition of foreign country withholding taxes on interest income payable on Eurodollar CDs or Eurodollar time deposits, and the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on Eurodollar CDs and Eurodollar time deposits.

  LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Portfolio may lend its portfolio securities (principally to broker-dealers) to the extent of 33 1/3% of its total assets. Such loans would be callable at any time and will be continuously secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or its agencies. The Portfolio would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of the loan collateral if it were cash. Any cash collateral pursuant to these loans would be invested in short-term money market instruments. Where voting or consent rights with respect to loaned securities pass to the borrower, the Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved are expected to have a material effect on the Portfolio's investment in the loaned securities. Lending securities entails a risk of loss to the Portfolio if and to the extent that the market value of the securities loaned were to increase and the lender did not increase the collateral accordingly.

  INTERFUND LOANS. The Portfolio may lend up to 33 1/3% of its total assets to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order. An application for exemptive relief has been filed with the SEC on behalf of the Portfolio and others. The Portfolio may also borrow from another AIM Fund to satisfy redemption requests or to cover unanticipated cash shortfalls due to a delay in the delivery of cash to the Portfolio's custodian or improper delivery instructions by a broker effectuating a transaction. It is anticipated that the Portfolio would not participate as a borrower in the interfund lending facility because it would rarely need to borrow cash to meet redemptions; however, it is anticipated that the Portfolio will be a lender to other AIM Funds under the interfund lending facility.

DESCRIPTION OF MONEY MARKET OBLIGATIONS

  The following list does not purport to be an exhaustive list of all Money Market Obligations, and the Portfolio reserves the right to invest in Money Market Obligations other than those listed below:

  U.S. GOVERNMENT DIRECT OBLIGATIONS--These are bills, notes, and bonds issued by the U.S. Treasury.

  U.S. GOVERNMENT AGENCIES SECURITIES--Certain federal agencies (such as the Federal National Mortgage Association, the Small Business Administration and the Resolution Trust Corporation) have been established as instrumentalities of the U.S. Government to supervise and finance certain types of activities. Issues of these agencies, while not direct obligations of the U.S. Government, are (a) backed by the full faith and credit of the United States, (b) guaranteed by the U.S. Treasury, or (c) supported by the issuing agencies' right to borrow from the U.S. Treasury.

  FOREIGN GOVERNMENT OBLIGATIONS--These are U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by AIM to be of comparable quality to the other obligations in which the Portfolio may invest. These obligations are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. Such securities also include debt obligations of supranational entities. Such debt obligations are ordinarily backed by the full faith and credit of the entities that issue them. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of supranational entities include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Portfolio's assets invested in securities issued by foreign governments will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

  BANKERS' ACCEPTANCES--A bankers' acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. These instruments generally mature in six months or less.

  CERTIFICATES OF DEPOSIT--A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds, and normally can be traded in the secondary market prior to maturity.

  TIME DEPOSITS--A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

  EURODOLLAR OBLIGATIONS--A Eurodollar obligation is a U.S. dollar-denominated obligation issued by a foreign branch of a domestic bank.

  YANKEE DOLLAR OBLIGATIONS--A Yankee dollar obligation is a U.S. dollar-denominated obligation issued by a domestic branch of a foreign bank.

  SHORT AND MEDIUM TERM NOTES--Short and medium term notes are obligations that have fixed coupons and maturities that can be targeted to meet investor requirements. They are issued in the capital markets either publicly under a shelf registration pursuant to Rule 415 promulgated by the SEC, or privately without such a registration.

  MASTER NOTES--Master notes are demand notes that permit investment of fluctuating amounts of money at varying rates of interest pursuant to arrangements with issuers who meet the quality criteria of the Portfolio. The interest rate on a master note may (a) fluctuate based upon changes in specified interest rates, (b) be reset periodically according to a prescribed formula or (c) be a set rate. Although there is no secondary market in master notes, if such notes have a demand feature, the payee may demand payment of the principal amount of the note on relatively short notice.

  PARTICIPATION INTERESTS--The Portfolio may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). Instead, the Portfolio will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Portfolio's rights against the Borrower and for the receipt and processing of payments due to the Portfolio under the loans. The Portfolio is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Portfolio considers participation interests to be illiquid and therefore subject to the Portfolio's percentage limitation for investments in illiquid securities.

  REPURCHASE AGREEMENTS--A repurchase agreement is an instrument under which the Portfolio acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed-upon time and price, thereby determining the yield during the Portfolio's holding period. Repurchase transactions are limited to a term not to exceed 365 days. The Portfolio may enter into repurchase agreements only with institutions believed by the Company's Board of Directors to present minimal credit risk. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement (such as the seller's failure to repurchase the obligation in accordance with the terms of the agreement), the Portfolio could experience both delays in liquidating the underlying securities and losses, including (a) a possible decline in the value of the underlying security during the period while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. Repurchase agreements will be secured by securities eligible under Rule 2a-7 of the 1940 Act.

  REVERSE REPURCHASE AGREEMENTS--Reverse repurchase agreements involve the sale by the Portfolio of a portfolio security at an agreed-upon price, date and interest payment. The Portfolio will enter into reverse repurchase agreements solely for temporary or defensive purposes to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests should they occur. Reverse repurchase transactions are limited to a term not to exceed 92 days. The Portfolio will use reverse repurchase agreements when the interest income to be earned from the securities that would otherwise have to be liquidated to meet redemption requests is greater than the interest expense of the reverse repurchase transaction. The Portfolio may enter into reverse repurchase agreements in amounts not exceeding 10% of the value of its total assets. Reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio in lieu of liquidation may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase. The risk, if encountered, could cause a reduction in the net asset value of the Portfolio's shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

  INVESTMENT IN OTHER INVESTMENT COMPANIES--The Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, and, if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies: (i) the Portfolio may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Portfolio may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Portfolio may not invest more than 10% of its total assets in securities issued by other investment companies. With respect to the Portfolio's purchase of shares of another investment company, the Portfolio will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

ELIGIBLE SECURITIES

  The Portfolio will invest in "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, which the Company's Board of Directors has determined to present minimal credit risk.

COMMERCIAL PAPER RATINGS

  Commercial paper is a term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days to nine months. The following is a description of the factors underlying the commercial paper ratings of Moody's Investors Service ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch IBCA, Inc. ("Fitch").

  MOODY'S--The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated P-1, P-2 or P-3.

  S&P--Commercial paper rated A-1 by S&P has the following characteristics. Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management is unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

  FITCH--Fitch's short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. Fitch short-term ratings are as follows:

                                      F-1

  Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

                                      F-2

  Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the highest ratings.

                             PLUS(+) AND MINUS (-)

  Plus and minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC", or to short-term ratings other than "F-1"

                                      LOC

  The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

BOND RATINGS

  The following is a description of the factors underlying the bond ratings of Moody's, S&P and Fitch.

  MOODY'S--The following are the two highest bond ratings of Moody's.

                                      Aaa

  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                                      Aa

  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

  S&P--The following are the four highest bond ratings of S&P; the lower two of which are referred to in the foregoing description of its commercial paper ratings.

                                      AAA

  Bonds rated AAA are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market values of bonds rated AAA move with interest rates, and hence provide the maximum safety on all counts.

                                      AA

  Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

                                       A

  Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

                                      BBB

  The BBB, or medium grade category, is borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Market values of these bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  FITCH--Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

                                      AAA

  Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

                                      AA

  Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

INVESTMENT RESTRICTIONS

  The Portfolio is subject to the following investment restrictions, which may be changed only by a vote of a majority of the Portfolio's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Portfolio's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after and is caused by an acquisition or disposition of securities or utilization of assets by the Portfolio.

 Fundamental Restrictions

    (1) The Portfolio is a "diversified company" as defined in the 1940 Act. The Portfolio will not purchase the securities of any issuer if, as a result, the Portfolio would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Portfolio may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Portfolio may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

    (2) The Portfolio may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

    (3) The Portfolio may not underwrite the securities of other issuers. The restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the Securities Act of 1933.

    (4) The Portfolio will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Portfolio's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments, or (iii) bank instruments. In complying with this restriction, the Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

    (5) The Portfolio may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

    (6) The Portfolio may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

    (7) The Portfolio may not make personal loans or loans of its assets to persons who control or are under common control with the Portfolio, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Portfolio from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

    (8) The Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Portfolio.

  The investment restrictions set forth above provide the Portfolio with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Portfolio has this flexibility, the Board of Directors of the Company has adopted non-fundamental restrictions for the Portfolio relating to certain of these restrictions which the advisor must follow in managing the Portfolio. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Directors.

 Non-Fundamental Restrictions

  The following non-fundamental investment restrictions apply to the Portfolio. They may be changed without approval of the Portfolio's voting securities.

    (1) In complying with the fundamental restriction regarding issuer diversification, the Portfolio will not, with respect to 100% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Portfolio's total assets would be invested in the securities of the issuer, except as permitted by Rule 2a-7 under the 1940 Act, or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. The Portfolio may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

    (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Portfolio may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Portfolio may borrow from banks, broker-dealers or an AIM Advised Fund. The Portfolio may not borrow for leveraging but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions or for cash management purposes. The Portfolio may not purchase additional securities when any borrowings from banks exceed 5% of the Portfolio's total assets.

    (3) In complying with the fundamental restriction regarding industry concentration, the Portfolio may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

    (4) In complying with the fundamental restriction with regard to making loans, the Portfolio may lend up to 33 1/3% of its total assets and may lend money to another AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

    (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Portfolio may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Portfolio.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

GENERAL BROKERAGE POLICY

  AIM makes decisions to buy and sell securities for the Portfolio, selects broker-dealers, effects the Portfolio's investment portfolio transactions, allocates brokerage fees in such transactions, and where applicable negotiates commissions and spreads on transactions. Since purchases and sales of portfolio securities by the Portfolio are usually principal transactions, the Portfolio incurs little or no brokerage commissions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate or spread (as applicable). While AIM seeks reasonable competitive commission rates, the Portfolio may not pay the lowest commission or spread available. See "Section 28(e) Standards" below.

  In the event the Portfolio purchases securities traded in over-the-counter markets, the Portfolio deals directly with dealers who make markets in the securities involved, except when better prices are available elsewhere. Portfolio transactions placed through dealers who are primary market makers are effected at net prices without commissions but include compensation in the form of a mark up or mark down.

  AIM may determine target levels of commission business with various brokers on behalf of its clients (including the Portfolio) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and (3) the broker's interest in mutual funds in general, in the Portfolio and in other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Portfolio and of the other AIM Funds. In connection with (3) above, the Portfolio's trades may be executed directly by dealers which sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements. AIM will not use a specific formula in connection with any of these considerations to determine the target levels.

  The Portfolio may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of the Portfolio provided the conditions of an exemptive order received by the Portfolio from the SEC are met. In addition, the Portfolio may purchase or sell a security from or to another AIM Fund or account (including affiliated money market funds) provided the Portfolio follows procedures adopted by the Board of Directors/Trustees of the various AIM Funds, including the Company. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

  The Portfolio does not seek to profit from short-term trading and will generally (but not always) hold portfolio securities to maturity, but AIM may seek to enhance the yield of the Portfolio by taking advantage of yield disparities or other factors that occur in the money markets. For example, market conditions frequently result in similar securities trading at different prices. AIM may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with AIM's judgment as to desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The amortized cost method of valuing portfolio securities requires that the Portfolio maintain an average weighted portfolio maturity of ninety days or less. Thus, there is likely to be relatively high portfolio turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Portfolio. The Portfolio's policy of investing in securities with maturities of 397 days or less will result in high portfolio turnover. Since brokerage commissions are not normally paid on investments of the type made by the Portfolio, the high turnover rate should not adversely affect the Portfolio's net income.

ALLOCATION OF PORTFOLIO TRANSACTIONS

  AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Portfolio. Occasionally, identical securities will be appropriate for investment by the Portfolio and by another fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Portfolio and one or more of these accounts and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Portfolio and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect the Portfolio's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

  Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM could have an adverse effect on the price or amount of securities available to the Portfolio. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment.

SECTION 28(e) STANDARDS

  Section 28(e) of the Securities Exchange Act of 1934, as amended, provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction of [AIM's] overall responsibilities with respect to the accounts as to which it exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a fund may pay a broker higher commissions than those available from another broker.

  Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates) and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Company's directors with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of custody services, as well as the providing of equipment used to communicate research information, the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

  The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Portfolio. However, the Portfolio is not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

  In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Portfolio is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

  Under the 1940 Act, certain persons affiliated with the Company are prohibited from dealing with the Portfolio as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. Furthermore, the 1940 Act prohibits the Portfolio from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Company are members except in accordance with certain conditions. These conditions may restrict the ability of the Portfolio to purchase money market obligations being publicly underwritten by such a syndicate, and the Portfolio may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Company may, from time to time, serve as placement agent or financial advisor to an issuer of money market obligations and be paid a fee by such issuer. The Portfolio may purchase such money market obligations directly from the issuer, provided that the purchase is made in accordance with procedures adopted by the Company's Board of Directors and any such purchases are reviewed at least quarterly by the Company's Board of Directors and a determination is made that all such purchases were effected in compliance with such procedures, including a determination that the placement fee or other remuneration paid by the issuer to the person affiliated with the Company was fair and reasonable in relation to the fees charged by others performing similar services. During the fiscal year ended August 31, 1999, no securities or instruments were purchased by the Portfolio from issuers who paid placement fees or other compensation to a broker affiliated with the Portfolio.

                   DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Dividends with respect to each class of the Portfolio are declared to shareholders of record immediately after 5:00 p.m. Eastern time on the date of declaration. Accordingly, dividends accrue on the first day that a purchase order for shares of a particular class is effective, provided that the purchase order has been accepted prior to 5:00 p.m. Eastern time and payment in the form of federal funds wired has been received by AFS. Dividends do not accrue on the day that a redemption order is effective, unless the redemption is effective after 5.00 p.m. Eastern time on that day and redemption proceeds have not been wired to the shareholder on the same day. Thus, if a purchase order is accepted prior to 5:00 p.m. Eastern time, the shareholder will receive its pro rata share of dividends beginning with those declared on that day.

  Dividends and distributions are paid in cash unless the shareholder has elected to have such dividends and distributions reinvested in the form of additional full and fractional shares at the net asset value thereof. Such election, or any revocation thereof, must be made in writing and sent by the shareholder to AFS at P.O. Box 0843, Houston, Texas 77001-0843. Such election or revocation will be effective with dividends paid after it is received by the transfer agent.

  All dividends declared during a month will normally be paid by wire transfer. Payment will normally be made on the first business day of the following month. If a shareholder redeems all the shares in his account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption. Information concerning the amount of the dividends declared on any particular day will normally be available by 6:00 p.m. Eastern time on that day.

  The dividends accrued and paid for each class of shares of the Portfolio will consist of: (a) interest accrued and original issue discount earned less amortization of premiums, if any, for the portfolio to which such class relates, allocated based upon such class' pro rata share of the total shares outstanding which relate to such portfolio, less (b) Portfolio expenses accrued for the applicable dividend period attributable to such portfolio, such as custodian fees and accounting expenses, allocated based upon each such class' pro rata share of the net assets of such portfolio, less (c) expenses directly attributable to each class which are accrued for the applicable dividend period, such as distribution expenses, if any.

  Should the Company incur or anticipate any unusual expense, loss or depreciation which would adversely affect the net asset value per share of the Portfolio or the net income per share of a class of the Portfolio for a particular period, the Board of Directors would at that time consider whether to adhere to the present dividend policy described above or to revise it in light of then prevailing circumstances. For example, if the net asset value per share of the Portfolio were reduced, or were anticipated to be reduced, below $1.00, the Board of Directors might suspend further dividend payments on shares of the Portfolio until the net asset value returns to $1.00. Thus, such expense, loss or depreciation might result in a shareholder receiving no dividends for the period during which it held shares of the Portfolio and/or in its receiving upon redemption a price per share lower than that which it paid.

TAX MATTERS

  The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in each Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in each Prospectus is not intended as a substitute for careful planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

  The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and can therefore satisfy the Distribution Requirement.

  In addition to satisfying the Distribution Requirement, a regulated investment company (1) must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) must satisfy an asset diversification test in order to qualify for tax purposes as a regulated investment company (the "Asset Diversification Test"). Under the Asset Diversification Test, at the close of each quarter of a fund's taxable year, at least 50% of the value of a fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a fund has not invested more than 5% of the value of a fund's total assets in securities of such issuer and as to which a fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any other issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which a fund controls and which are engaged in the same or similar trades or businesses.

  If, for any taxable year, the Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

  A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

  The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Portfolio may in certain circumstances be required to liquidate Portfolio investments to make sufficient distributions to avoid excise tax liability.

PORTFOLIO DISTRIBUTIONS

  The Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends received deduction for corporations.

  The Portfolio may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss), if any, for each taxable year. The Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired his shares.

  Distributions by the Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

  Distributions by the Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a class of the Portfolio. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

  Ordinarily, shareholders are required to take distributions by the Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year.

  The Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of the distributions and, in certain cases, the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Company that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

  A shareholder will recognize gain or loss on the sale or redemption of shares of the Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Portfolio within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a class will be considered capital gain (taxable at a maximum rate of 20% for non-corporate shareholders) or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares.

FOREIGN SHAREHOLDERS

  Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

  If the income from the Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and distributions (other than capital gains dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend or distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a class, capital gain dividends and amounts retained by the Portfolio that are designated as undistributed capital gains.

  If the income from the Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the rated applicable to U.S. citizens or domestic corporations.

  In the case of foreign noncorporate shareholders, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax unless such shareholders furnish the Portfolio with proper notification of their foreign status.

  The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio, including the applicability of foreign taxes.

  Foreign persons who file a United States tax return for a U.S. tax refund and who are not eligible to obtain a social security number must apply to the Internal Revenue Service (IRS) for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or transfer agent.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS

  The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on May 23, 2000. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

  Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Company.

                              FINANCIAL STATEMENTS





























                                       FS

SCHEDULE OF INVESTMENTS
February 29, 2000

(Unaudited)

                                                       PAR
                                         MATURITY     (000)       VALUE
COMMERCIAL PAPER - 25.93%(a)

CONSUMER DURABLES - 0.36%

AUTOMOBILE - 0.36%

Daimler-Chrysler North America Holding
 5.87%                                   03/22/00 $   23,000 $    22,921,244
----------------------------------------------------------------------------
 5.82%                                   03/31/00     50,000      49,757,500
----------------------------------------------------------------------------
  Total Consumer Durables                                         72,678,744
----------------------------------------------------------------------------

FINANCIAL - 25.57%

ASSET BACKED SECURITIES-COMMERCIAL
 LOANS/LEASES - 0.51%

Centric Capital Corp.
 5.75%                                   03/15/00     25,000      24,944,097
----------------------------------------------------------------------------
 5.97%                                   07/25/00     43,900      42,837,107
----------------------------------------------------------------------------
Fleet Funding Corp.
 5.78%                                   03/13/00     35,000      34,932,566
----------------------------------------------------------------------------
                                                                 102,713,770
----------------------------------------------------------------------------

ASSET BACKED SECURITIES-CONSUMER
 RECEIVABLES - 0.94%

Thunder Bay Funding Inc.
 5.79%                                   03/24/00     45,148      44,980,990
----------------------------------------------------------------------------
 5.90%                                   04/03/00     70,098      69,718,887
----------------------------------------------------------------------------
 5.86%                                   04/19/00     74,774      74,177,593
----------------------------------------------------------------------------
                                                                 188,877,470
----------------------------------------------------------------------------

ASSET BACKED SECURITIES-MULTI-PURPOSE - 11.58%

Aspen Funding Corp.
 5.77%                                   03/07/00     25,000      24,975,958
----------------------------------------------------------------------------
 6.05%                                   10/10/00     50,000      48,126,181
----------------------------------------------------------------------------
Barton Capital Corp.
 5.80%                                   03/07/00    100,000      99,903,332
----------------------------------------------------------------------------
 5.78%                                   03/09/00     41,425      41,371,792
----------------------------------------------------------------------------
 5.89%                                   04/25/00     27,000      26,757,038
----------------------------------------------------------------------------
Bavaria TRR Corp.
 5.92%                                   03/17/00     50,000      49,868,444
----------------------------------------------------------------------------
 5.92%                                   03/23/00     48,000      47,826,347
----------------------------------------------------------------------------
Clipper Receivables Corp.
 5.78%                                   03/14/00     30,000      29,937,383
----------------------------------------------------------------------------
Corporate Receivables Corp.
 5.73%                                   03/02/00     75,000      74,988,063
----------------------------------------------------------------------------

                                                       PAR
                                         MATURITY     (000)       VALUE
ASSET BACKED SECURITIES-MULTI-PURPOSE -
  (CONTINUED)

Edison Asset Securitization, L.L.C.
 5.75%                                   03/02/00 $   25,000 $    24,996,007
----------------------------------------------------------------------------
 5.84%                                   03/07/00     49,591      49,542,731
----------------------------------------------------------------------------
 5.78%                                   03/10/00     35,000      34,949,425
----------------------------------------------------------------------------
 5.83%                                   03/10/00     50,000      49,927,125
----------------------------------------------------------------------------
 5.93%                                   03/10/00     50,000      49,925,875
----------------------------------------------------------------------------
 5.75%                                   03/15/00     78,643      78,467,146
----------------------------------------------------------------------------
 5.92%                                   03/17/00     75,000      74,802,667
----------------------------------------------------------------------------
 5.81%                                   03/20/00     35,000      34,892,676
----------------------------------------------------------------------------
 5.87%                                   03/22/00     42,923      42,776,024
----------------------------------------------------------------------------
Enterprise Funding Corp.
 5.78%                                   03/27/00     35,140      34,993,310
----------------------------------------------------------------------------
Falcon Asset Securitization Corp.
 5.75%                                   03/03/00    155,850     155,800,215
----------------------------------------------------------------------------
 5.80%                                   03/10/00     55,025      54,945,214
----------------------------------------------------------------------------
 5.80%                                   03/13/00     20,000      19,961,333
----------------------------------------------------------------------------
 5.80%                                   03/23/00     22,000      21,922,022
----------------------------------------------------------------------------
 5.88%                                   04/11/00     50,000      49,665,167
----------------------------------------------------------------------------
Monte Rosa Capital Corp.
 5.98%                                   03/09/00     50,000      49,933,555
----------------------------------------------------------------------------
 5.85%                                   03/14/00     40,000      39,915,500
----------------------------------------------------------------------------
 5.84%                                   03/14/00     80,456      80,286,327
----------------------------------------------------------------------------
Newport Funding Corp.
 6.05%                                   10/10/00     50,000      48,126,181
----------------------------------------------------------------------------
 6.22%                                   11/17/00     75,000      71,617,875
----------------------------------------------------------------------------
Park Avenue Receivables Corp.
 5.81%                                   03/08/00     35,000      34,960,460
----------------------------------------------------------------------------
 5.80%                                   03/15/00     50,000      49,887,222
----------------------------------------------------------------------------
 5.90%                                   03/16/00     55,370      55,233,882
----------------------------------------------------------------------------
Preferred Receivables Funding Corp.
 5.83%                                   03/21/00     16,085      16,032,903
----------------------------------------------------------------------------
 5.80%                                   03/21/00     38,185      38,061,959
----------------------------------------------------------------------------
Quincy Capital Corp.
 5.75%                                   03/13/00     48,374      48,281,283
----------------------------------------------------------------------------
 5.75%                                   03/16/00    107,742     107,483,868
----------------------------------------------------------------------------
Sheffield Receivables Corp.
 5.79%                                   03/07/00     81,200      81,121,642
----------------------------------------------------------------------------
 5.75%                                   03/10/00     58,000      57,916,625
----------------------------------------------------------------------------
 5.81%                                   03/17/00    118,770     118,463,309
----------------------------------------------------------------------------
 5.79%                                   03/21/00    130,000     129,581,833
----------------------------------------------------------------------------
Three Rivers Funding Corp.
 5.81%                                   03/16/00     74,772      74,590,989
----------------------------------------------------------------------------
                                                               2,322,816,888
----------------------------------------------------------------------------

                                                      PAR
                                        MATURITY     (000)       VALUE
ASSET BACKED SECURITIES-TRADE
 RECEIVABLES - 1.69%

Asset Securitization Cooperative Corp.
 6.20%                                  03/27/00 $   25,000 $    24,999,820
---------------------------------------------------------------------------
Blue Ridge Asset Funding Corp.
 5.80%                                  03/10/00     25,920      25,882,416
---------------------------------------------------------------------------
 5.81%                                  03/20/00     39,011      38,891,377
---------------------------------------------------------------------------
Corporate Asset Funding Co.
 5.80%                                  03/08/00     75,000      74,915,417
---------------------------------------------------------------------------
Variable Funding Capital
 5.79%                                  03/20/00    150,000     149,541,625
---------------------------------------------------------------------------
 5.97%                                  07/17/00     26,093      25,495,862
---------------------------------------------------------------------------
                                                                339,726,517
---------------------------------------------------------------------------

BANKS (MAJOR REGIONAL) - 0.73%

ABN-Amro Bank
 5.93%                                  07/13/00     75,000      73,345,938
---------------------------------------------------------------------------
 5.97%                                  08/07/00     75,000      73,022,438
---------------------------------------------------------------------------
                                                                146,368,376
---------------------------------------------------------------------------

BANKS (MONEY CENTER) - 0.35%

Citicorp
 5.80%                                  03/09/00     50,000      49,935,556
---------------------------------------------------------------------------
 5.80%                                  03/13/00     20,000      19,961,333
---------------------------------------------------------------------------
                                                                 69,896,889
---------------------------------------------------------------------------

BANKS (REGIONAL) - 0.97%

Bank of America Corp.
 5.96%                                  07/31/00    100,000      97,483,556
---------------------------------------------------------------------------
 6.09%                                  08/18/00    100,000      97,124,167
---------------------------------------------------------------------------
                                                                194,607,723
---------------------------------------------------------------------------

BROKERAGE/INVESTMENTS  - 0.68%

Credit Suisse First Boston, Inc.
 5.79%                                  03/03/00     35,000      34,988,742
---------------------------------------------------------------------------
 5.77%                                  03/17/00     50,800      50,669,726
---------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
 5.88%                                  03/08/00     50,000      49,942,833
---------------------------------------------------------------------------
                                                                135,601,301
---------------------------------------------------------------------------

CONSUMER FINANCE - 3.00%

General Motors Acceptance Corp.
 5.84%                                  03/01/00     50,000      50,000,000
---------------------------------------------------------------------------
 5.88%                                  03/01/00    200,000     200,000,000
---------------------------------------------------------------------------
 5.89%                                  04/03/00     50,000      49,730,018
---------------------------------------------------------------------------
 5.93%                                  04/03/00    200,000     198,912,818
---------------------------------------------------------------------------
Bank One Financial Corp.
 5.90%                                  03/24/00     30,000      29,886,917
---------------------------------------------------------------------------

                                                      PAR
                                        MATURITY     (000)       VALUE
CONSUMER FINANCE  - (CONTINUED)

 5.80%                                  03/29/00 $   25,000 $    24,887,222
---------------------------------------------------------------------------
 5.74%                                  05/26/00     50,000      49,314,389
---------------------------------------------------------------------------
                                                                602,731,364
---------------------------------------------------------------------------

FINANCIAL - DIVERSIFIED - 4.37%

Associates First Capital Corp.
 5.89%                                  03/01/00    141,000     141,000,000
---------------------------------------------------------------------------
GE Capital International Funding, Inc.
 5.82%                                  03/03/00     75,000      74,975,750
---------------------------------------------------------------------------
 5.90%                                  03/07/00     50,000      49,950,833
---------------------------------------------------------------------------
 5.87%                                  03/08/00     50,000      49,942,931
---------------------------------------------------------------------------
 5.89%                                  03/09/00     50,000      49,934,556
---------------------------------------------------------------------------
 5.83%                                  03/14/00     50,000      49,894,736
---------------------------------------------------------------------------
 5.75%                                  03/27/00    100,000      99,584,722
---------------------------------------------------------------------------
 5.74%                                  05/12/00     75,000      74,139,000
---------------------------------------------------------------------------
General Electric Capital Corp.
 6.07%                                  08/17/00     50,000      48,575,236
---------------------------------------------------------------------------
 6.06%                                  08/28/00     68,000      65,939,600
---------------------------------------------------------------------------
General Electric Capital Services
 5.82%                                  03/03/00     75,000      74,975,750
---------------------------------------------------------------------------
 6.06%                                  08/28/00     75,000      72,727,500
---------------------------------------------------------------------------
National Rural Utilities Coop
 5.75%                                  03/14/00     25,000      24,948,090
---------------------------------------------------------------------------
                                                                876,588,704
---------------------------------------------------------------------------

OIL & GAS (REFINING) - 0.50%

Shell Oil Co.
 5.91%                                  04/14/00     76,832      76,832,000
---------------------------------------------------------------------------
United Technologies Corp.
 5.95%                                  03/03/00     24,000      23,992,067
---------------------------------------------------------------------------
                                                                100,824,067
---------------------------------------------------------------------------

TELEPHONE - 0.25%

American Telephone and Telegraph Corp.
 5.70%                                  03/16/00     50,000      49,881,250
---------------------------------------------------------------------------
  Total Financial                                             5,130,634,319
---------------------------------------------------------------------------
  Total Commercial Paper (Cost
   $5,203,313,063)                                            5,203,313,063
---------------------------------------------------------------------------

BANK NOTES - 0.87%

American Express Centurion Bank
 5.89%                                  03/29/00     50,000      50,000,000
---------------------------------------------------------------------------
Bank of America Corp.
 6.33%                                  10/04/00    100,000     100,000,000
---------------------------------------------------------------------------
National City Bank Cleveland
 5.95%(b)                               04/03/00     25,000      24,999,119
---------------------------------------------------------------------------
  Total Bank Notes (Cost $174,999,119)                          174,999,119
---------------------------------------------------------------------------

                                                  PAR
                                    MATURITY     (000)       VALUE
CERTIFICATES OF DEPOSIT - 9.77%

ABN-Amro Bank
 5.79%                              03/16/00 $   75,000     $75,000,155
-----------------------------------------------------------------------
 5.71%                              07/03/00     25,000      24,996,747
-----------------------------------------------------------------------
Bank Austria
 5.84%                              03/22/00    100,000     100,000,578
-----------------------------------------------------------------------
 5.65%                              07/06/00     25,000      24,995,832
-----------------------------------------------------------------------
 6.48%                              11/06/00     50,000      50,000,000
-----------------------------------------------------------------------
Barclays Bank PLC
 5.61%                              06/14/00     25,000      24,996,553
-----------------------------------------------------------------------
Canadian Imperial Bank of Commerce
 5.80%                              03/17/00    100,000     100,000,440
-----------------------------------------------------------------------
 6.32%                              10/30/00     75,000      75,000,000
-----------------------------------------------------------------------
Chase-USA-Delaware
 5.37%                              05/22/00     25,000      24,998,111
-----------------------------------------------------------------------
Credit Communai de Belgique
 5.93%                              09/29/00     35,000      34,904,372
-----------------------------------------------------------------------
Deutsche Bank Securities, Inc.
 5.80%                              03/21/00    100,000     100,000,000
-----------------------------------------------------------------------
 5.89%                              03/31/00    100,000     100,000,000
-----------------------------------------------------------------------
 5.29%                              05/19/00     25,000      24,997,138
-----------------------------------------------------------------------
Dresdner Bank
 5.80%                              03/13/00     75,000      75,000,000
-----------------------------------------------------------------------
First Union National Bank
 6.29%                              04/27/00     66,000      66,000,000
-----------------------------------------------------------------------
 6.27%                              05/10/00     85,000      85,000,000
-----------------------------------------------------------------------
Huntington National Bank
 6.33%                              10/16/00     75,000      75,000,000
-----------------------------------------------------------------------
National City Bank
 6.55%                              01/31/01     50,000      49,978,134
-----------------------------------------------------------------------
National Westminster Bank
 5.82%                              03/27/00    100,000     100,000,000
-----------------------------------------------------------------------
 5.67%                              07/03/00     25,000      24,997,559
-----------------------------------------------------------------------
 6.32%                              10/27/00    100,000     100,003,180
-----------------------------------------------------------------------
Rabobank Nederland
 5.87%                              03/31/00    100,000     100,000,000
-----------------------------------------------------------------------
 6.30%                              10/26/00     50,000      50,000,000
-----------------------------------------------------------------------
Svenska Handelsbanken AB
 6.39%                              10/26/00    100,000     100,000,000
-----------------------------------------------------------------------
 6.48%                              11/06/00     50,000      50,000,000
-----------------------------------------------------------------------
 6.50%                              01/29/01     50,000      49,978,261
-----------------------------------------------------------------------
Toronto-Dominion Bank
 5.80%                              03/20/00     75,000      75,000,392
-----------------------------------------------------------------------
 5.88%                              03/31/00     50,000      50,000,166
-----------------------------------------------------------------------

                                                         PAR
                                           MATURITY     (000)       VALUE
CERTIFICATES OF DEPOSIT - (continued)

U.S. Bank NA Minneapolis
 5.95%                                     05/16/00 $   50,000    $ 50,000,000
------------------------------------------------------------------------------
 5.68%                                     06/12/00     25,000      25,000,000
------------------------------------------------------------------------------
UBS AG
 5.24%                                     03/01/00     25,000      25,000,000
------------------------------------------------------------------------------
 5.35%                                     05/30/00     25,000      24,997,039
------------------------------------------------------------------------------
 5.60%                                     06/14/00     25,000      24,996,552
------------------------------------------------------------------------------
  Total Certificates of Deposit (Cost
   $1,960,841,209)                                               1,960,841,209
------------------------------------------------------------------------------

MASTER NOTE AGREEMENTS - 4.31%

Merrill Lynch Mortgage Capital Inc.
 6.20%(c)                                  08/17/00    357,000     357,000,000
------------------------------------------------------------------------------
Morgan (J.P.) Securities, Inc.
 6.06%(d)                                  05/01/00    271,000     271,000,000
------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
 6.04%(e)                                  03/01/00    237,000     237,000,000
------------------------------------------------------------------------------
  Total Master Note Agreements (Cost
   $865,000,000)                                                   865,000,000
------------------------------------------------------------------------------

MEDIUM TERM NOTES - 2.61%

American Telephone & Telegraph Corp.
 5.99%                                     07/13/00     25,000      24,996,339
------------------------------------------------------------------------------
Bears, Stearns & Co., Inc.
 6.13%(b)                                  11/14/00    122,200     122,200,000
------------------------------------------------------------------------------
Credit Suisse First Boston Corp.
 6.09%(b)                                  11/14/00     80,000      80,000,000
------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
 6.09%(b)                                  08/04/00    250,000     250,000,000
------------------------------------------------------------------------------
Toyota Motor Credit Corp.
 6.11%(b)                                  09/20/00     35,000      35,000,000
------------------------------------------------------------------------------
SMM Trust 1999-E
 6.02%(f)                                  04/05/00     10,750      10,750,000
------------------------------------------------------------------------------
  Total Medium Term Notes (Cost
   $522,946,339)                                                   522,946,339
------------------------------------------------------------------------------

PROMISSORY NOTES - 3.12%

Goldman Sachs Group, L.P.
 5.88%                                     03/24/00    300,000     300,000,000
------------------------------------------------------------------------------
 6.09%                                     05/16/00    125,000     125,000,000
------------------------------------------------------------------------------
 6.11%                                     05/24/00    200,000     200,000,000
------------------------------------------------------------------------------
  Total Promissory Notes (Cost
   $625,000,000)                                                   625,000,000
------------------------------------------------------------------------------

VARIABLE RATE DEMAND BONDS - 1.26%

B. Braun Medical Inc. RB (LOC-First Union
 National Bank)
 5.95%(g)                                  02/01/15     30,755      30,755,000
------------------------------------------------------------------------------
Belk, Inc. RB (LOC-First Union National
 Bank)
 5.95%(g)                                  07/01/08     63,200      63,200,000
------------------------------------------------------------------------------
BMC Special Care Facilities RB
 5.90%(g)(h)                               11/15/29     20,000      20,000,000
------------------------------------------------------------------------------

                                                          PAR
                                            MATURITY     (000)       VALUE
VARIABLE RATE DEMAND BONDS - (continued)

Borsis Finance, LLC RB (LOC-Wachovia Bank)
 5.88%(g)                                   09/01/19 $   20,000 $    20,000,000
-------------------------------------------------------------------------------
Connecticut State Housing Financing
 Authority RB
 5.87%(g)(h)                                11/15/16     48,220      48,220,000
-------------------------------------------------------------------------------
Gulf States Paper Corp. RB (LOC-Wachovia
 Bank)
 5.88%(g)                                   11/01/18     25,000      25,000,000
-------------------------------------------------------------------------------
Southwestern Retirement Association Tax,
 Inc. RB (LOC-First Union National Bank)
 5.95%(g)                                   08/01/19     20,000      20,000,000
-------------------------------------------------------------------------------
Texas (State of) GO Veteran's Housing
 Assistance Program
 5.85%(h)                                   12/01/29     25,000      25,000,000
-------------------------------------------------------------------------------
  Total Variable Rate Demand Bonds (Cost
   $252,175,000)                                                    252,175,000
-------------------------------------------------------------------------------

TIME DEPOSITS - 32.22%

Amsouth Bank of Birmingham AL-Cayman
 5.88%                                      03/01/00    267,000     267,000,000
-------------------------------------------------------------------------------
Bank of America, NT & SA-Cayman
 5.81%                                      03/01/00    500,000     500,000,000
-------------------------------------------------------------------------------
Banque Bruxelles Lambert-London
 5.94%                                      03/01/00    728,000     728,000,000
-------------------------------------------------------------------------------
CIBC-Cayman
 5.81%                                      03/01/00    200,000     200,000,000
-------------------------------------------------------------------------------
Credit Communal De Belgique-Cayman
 5.94%                                      03/01/00    128,000     128,000,000
-------------------------------------------------------------------------------
Credit Suisse First Boston Corp.-Cayman
 5.88%                                      03/01/00    700,000     700,000,000
-------------------------------------------------------------------------------
Den Danske Bank-Cayman
 5.91%                                      03/01/00    261,000     261,000,000
-------------------------------------------------------------------------------
Deutsche Bank-Cayman
 5.94%                                      03/01/00     38,000      38,000,000
-------------------------------------------------------------------------------
Dresdner Bank-Cayman
 5.81%                                      03/01/00    250,000     250,000,000
-------------------------------------------------------------------------------
M&I Marshall & Isley Bank Milwaukee
 5.81%                                      03/01/00    200,000     200,000,000
-------------------------------------------------------------------------------
Norwest Bank, Minnesota Cayman
 5.88%                                      03/01/00    250,000     250,000,000
-------------------------------------------------------------------------------
Regions Bank-Cayman
 5.94%                                      03/01/00    728,000     728,000,000
-------------------------------------------------------------------------------
Societe Generale-Cayman
 5.81%                                      03/01/00    635,788     635,788,481
-------------------------------------------------------------------------------
Suntrust Bank Atlanta-Cayman
 5.88%                                      03/01/00    850,000     850,000,000
-------------------------------------------------------------------------------
UBS AG-Cayman
 5.81%                                      03/01/00    500,000     500,000,000
-------------------------------------------------------------------------------
Westdeutsche Landesbank-Cayman
 5.94%                                      03/01/00    228,000     228,000,000
-------------------------------------------------------------------------------
  Total Time Deposits (Cost $6,463,788,481)                       6,463,788,481
-------------------------------------------------------------------------------

                                                    PAR
                                      MATURITY     (000)       VALUE
REPURCHASE AGREEMENTS(i) - 21.37%

Bank of America Securities Inc.
 5.87%(j)                             03/01/00 $   74,120 $    74,119,581
------------------------------------------------------------------------------
Bank One Capital Markets, Inc.
 5.87%(k)                             03/01/00    373,000     373,000,000
------------------------------------------------------------------------------
Barclays Capital Inc.
 5.87%(l)                             03/01/00    355,254     355,253,977
------------------------------------------------------------------------------
Bear, Stearns & Co., Inc.
 5.87%(m)                                   --    572,000     572,000,000
------------------------------------------------------------------------------
CIBC Oppenheimer Corp.
 5.87%(n)                             03/01/00    100,000     100,000,000
------------------------------------------------------------------------------
Credit Suisse First Boston Corp.
 5.85%(o)                             03/01/00     30,000      30,000,000
------------------------------------------------------------------------------
Deutsche Bank Securities, Inc.
 5.86%(p)                                   --    200,000     200,000,000
------------------------------------------------------------------------------
 5.86%(q)                             03/01/00     71,233      71,232,687
------------------------------------------------------------------------------
First Union Capital Markets
 5.87%(r)                             03/01/00    125,000     125,000,000
------------------------------------------------------------------------------
Goldman, Sachs & Co.
 5.87%(s)                             03/01/00    450,000     450,000,000
------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.
 5.85%(t)                             03/01/00     72,198      72,197,905
------------------------------------------------------------------------------
Salomon Smith Barney, Inc.
 5.86%(u)                                   --    915,000     915,000,000
------------------------------------------------------------------------------
 5.76%(v)                             03/01/00     51,807      51,807,034
------------------------------------------------------------------------------
Societe Generale Cowen Securities
 Corp.
 5.87%(w)                             03/01/00    175,000     175,000,000
------------------------------------------------------------------------------
Warburg Dillon Read LLC
 5.87%(x)                             03/01/00    373,000     373,000,000
------------------------------------------------------------------------------
 5.55%(y)                             03/01/00     75,000      75,000,000
------------------------------------------------------------------------------
Westdeutsche Landesbank Girozentrale
 5.87%(z)                             03/01/00    275,000     275,000,000
------------------------------------------------------------------------------
  Total Repurchase Agreements (Cost
   $4,287,611,184)                                          4,287,611,184
------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost
 $20,355,674,395) - 101.46%                                20,355,674,395 (aa)
------------------------------------------------------------------------------
OTHER LIABILITIES LESS ASSETS -
  (1.46)%                                                    (294,206,669)
------------------------------------------------------------------------------
NET ASSETS - 100.00%                                      $20,061,467,726
==============================================================================

Investment Abbreviations:

 GO -- General Obligation Bond

 RB -- Revenue Bond

NOTES TO SCHEDULE OF INVESTMENTS
(a) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Portfolio.

(b) Interest rates are redetermined daily. Rate shown is the rate in effect on 02/29/00.

See Notes to Financial Statements.

(c) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 02/29/00.

(d) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 02/29/00.

(e) Master Note Purchase Agreement may be terminated by either party upon three business days' prior written notice, at which time all amounts outstanding under the notes purchased under the Master Note Agreement will become payable. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 02/29/00.

(f) Interest rates are predetermined quarterly. Rate shown is the rate in effect on 02/29/00.

(g) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rate shown is in effect on 02/29/00.

(h) Secured by bond insurance provided by one of the following companies:
    AMBAC, FGIC, FSA or MBIA.

(i) Collateral on repurchase agreements, including the Portfolio's pro-rata interest in joint repurchase agreements, is taken into possession by the Portfolio upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.

(j) Joint repurchase agreement entered into 02/29/00 with a maturing value of $800,130,444. Collateralized by $1,015,808,249 U.S. Government obligations, 5.50% to 8.50% due 07/15/03 to 11/01/28 with an aggregate market value at 02/29/00 of $816,000,001.

(k) Joint repurchase agreement entered into 02/29/00 with a maturing value of $500,081,528. Collateralized by $515,023,000 U.S. Government obligations, 0% to 8.00% due 03/01/00 to 08/25/14 with an aggregate market value at 02/29/00 of $510,003,862.

(l) Joint repurchase agreement entered into 02/29/00 with a maturing value of $396,637,718. Collateralized by $419,860,000 U.S. Government obligations, 0% to 6.25% due 04/13/00 to 05/15/29 with an aggregate market value at 02/29/00 of $404,505,314.

(m) Open repurchase agreement entered into 09/29/98; however, either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $936,354,126 U.S. Government obligations, 0% to 9.50% due 03/01/00 to 05/01/33 with an aggregate market value at 02/29/00 of $629,015,201.

(n) Repurchase agreement entered into 02/29/00 with a maturing value of $100,016,306. Collateralized by $266,306,141 U.S. Government obligations, 6.007% to 7.50% due 12/01/00 to 12/01/25 with an aggregate market value at 02/29/00 of $102,000,000.

(o) Joint repurchase agreement entered into 02/29/00 with a maturing value of $100,016,250. Collateralized by $107,780,000 U.S. Government obligations, 5.33% to 6.80% due 01/10/03 to 08/15/04 with an aggregate market value at 02/29/00 of $108,353,715.

(p) Open repurchase agreement entered into 10/02/97; however, either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $241,953,163 U.S. Government obligations, 5.50% to 6.50% due 02/01/06 to 01/01/29 with an aggregate market value at 02/29/00 of $204,000,000.

(q) Joint repurchase agreement entered into 02/29/00 with a maturing value of $100,016,278. Collateralized by $101,295,000 U.S. Government obligation, 6.35% due 01/05/01 with a market value at 02/29/00 of $102,005,599.

(r) Joint repurchase agreement entered into 02/29/00 with a maturing value of $150,024,375. Collateralized by $164,246,000 U.S. Government obligations, 0% to 8.25% due 03/01/00 to 06/15/44 with an aggregate market value at 02/29/00 of $153,000,487.

(s) Joint repurchase agreement entered into 02/29/00 with a maturing value of $750,122,292. Collateralized by $1,294,709,963 U.S. Government obligations, 5.00% to 8.00% due 02/01/14 to 10/01/38 with an aggregate market value at 02/29/00 of $765,000,000.

(t) Joint repurchase agreement entered into 02/29/00 with a maturing value of $150,024,458. Collateralized by $156,510,000 U.S. Government obligations, 0% to 7.42% due 07/06/00 to 12/27/17 with an aggregate market value at 02/29/00 of $153,002,600.

(u) Open repurchase agreement entered into 12/25/97; however, either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $2,307,348,000 U.S. Government obligations, 0% to 10.70% due 03/17/00 to 07/15/43 with an aggregate market value at 02/29/00 of $933,426,390.

(v) Joint repurchase agreement entered into 02/29/00 with a maturing value of $500,080,000. Collateralized by $1,248,055,000 U.S. Government obligations, 0% due 11/15/01 to 08/15/21 with an aggregate market value at 02/29/00 of $510,176,897.

(w) Joint repurchase agreement entered into 02/29/00 with a maturing value of $200,032,611. Collateralized by $206,650,000 U.S. Government obligations, 0% to 6.875% due 06/01/00 to 01/15/05 with an aggregate market value at 02/29/00 of $204,474,729.

(x) Joint repurchase agreement entered into 02/29/00 with a maturing value of $500,081,528. Collateralized by $643,496,000 U.S. Government obligations, 0% to 9.375% due 03/07/00 to 01/15/30 with an aggregate market value at 02/29/00 of $510,001,318.

(y) Repurchase agreement entered into 02/29/00 with a maturing value of $75,011,562. Collateralized by $80,392,000 U.S. Government obligations, 5.50% to 6.00% due 02/15/26 to 08/15/28 with an aggregate market value at 02/29/00 of $76,502,280.

(z) Joint repurchase agreement entered into 02/29/00 with a maturing value of $300,048,917. Collateralized by $331,666,013 U.S. Government obligations, 0% to 6.568% due 03/15/00 to 09/01/28 with an aggregate market value at 02/29/00 of $306,000,811.

(aa) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
February 29, 2000
(Unaudited)

ASSETS:

Investments, excluding repurchase agreements, at value
 (amortized cost)                                         $16,068,063,211
-------------------------------------------------------------------------
Repurchase agreements                                       4,287,611,184
-------------------------------------------------------------------------
Cash                                                            1,100,433
-------------------------------------------------------------------------
Interest receivable                                            36,744,192
-------------------------------------------------------------------------
Investment for deferred compensation plan                          87,434
-------------------------------------------------------------------------
Other assets                                                      479,543
-------------------------------------------------------------------------
  Total assets                                             20,394,085,997
-------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                        248,642,836
-------------------------------------------------------------------------
 Dividends                                                     81,477,022
-------------------------------------------------------------------------
 Deferred compensation                                             87,434
-------------------------------------------------------------------------
Accrued administrative services fees                               58,500
-------------------------------------------------------------------------
Accrued advisory fees                                             803,454
-------------------------------------------------------------------------
Accrued distribution fees                                         424,424
-------------------------------------------------------------------------
Accrued transfer agent fees                                       511,660
-------------------------------------------------------------------------
Accrued operating expenses                                        612,941
-------------------------------------------------------------------------
  Total liabilities                                           332,618,271
-------------------------------------------------------------------------
Net assets                                                $20,061,467,726
=========================================================================

NET ASSETS:

Institutional Class                                       $15,639,959,687
=========================================================================
Private Investment Class                                  $   472,345,727
=========================================================================
Personal Investment Class                                 $     5,276,254
=========================================================================
Cash Management Class                                     $ 2,708,766,732
=========================================================================
Reserve Class                                             $       108,325
=========================================================================
Resource Class                                            $ 1,235,011,001
=========================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Institutional Class                                        15,639,865,923
=========================================================================
Private Investment Class                                      472,344,416
=========================================================================
Personal Investment Class                                       5,276,240
=========================================================================
Cash Management Class                                       2,708,727,411
=========================================================================
Reserve Class                                                     108,323
=========================================================================
Resource Class                                              1,235,021,505
=========================================================================

NET ASSET VALUE PER SHARE:

Net asset value, offering and redemption price per share            $1.00
=========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the six months ended February 29, 2000
(Unaudited)

INVESTMENT INCOME:

Interest income                                       $428,441,851
-------------------------------------------------------------------

EXPENSES:

Advisory
 fees                                                   11,253,406
-------------------------------------------------------------------
Custodian fees                                             529,540
-------------------------------------------------------------------
Administrative services fees                               307,096
-------------------------------------------------------------------
Distribution fees (see Note 2)                           2,554,713
-------------------------------------------------------------------
Directors' fees                                             27,871
-------------------------------------------------------------------
Transfer agent fees                                      1,488,703
-------------------------------------------------------------------
Other                                                      372,433
-------------------------------------------------------------------
  Total expenses                                        16,533,762
-------------------------------------------------------------------
Less: Fee waivers                                       (7,766,586)
-------------------------------------------------------------------
  Net expenses                                           8,767,176
-------------------------------------------------------------------
Net investment income                                  419,674,675
-------------------------------------------------------------------
Net realized gain on sales of investments                   81,121
-------------------------------------------------------------------
Net increase in net assets resulting from operations  $419,755,796
===================================================================




See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended February 29, 2000 and year ended August 31, 1999 (Unaudited)

                                               FEBRUARY 29,      AUGUST 31,
                                                   2000             1999
                                              ---------------  --------------
OPERATIONS:
 Net investment income                        $   419,674,675  $  326,765,434
------------------------------------------------------------------------------
 Net realized gain on sales of investments             81,121         672,252
------------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                     419,755,796     327,437,686
------------------------------------------------------------------------------
Distributions to shareholders from net
 investment income:
  Institutional Class                            (334,966,991)   (264,791,600)
------------------------------------------------------------------------------
  Private Investment Class                        (10,757,826)     (9,376,339)
------------------------------------------------------------------------------
  Personal Class                                      (69,591)         (3,765)
------------------------------------------------------------------------------
  Cash Management Class                           (63,636,189)    (46,551,990)
------------------------------------------------------------------------------
  Reserve Class                                          (769)             --
------------------------------------------------------------------------------
  Resource Class                                  (10,243,309)     (6,041,740)
------------------------------------------------------------------------------
Capital stock transactions -- net (see
 Note 4)                                       13,866,891,254   2,284,209,435
------------------------------------------------------------------------------
  Net increase in net assets                   13,866,972,375   2,284,881,687
------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                           6,194,495,351   3,909,613,664
------------------------------------------------------------------------------
  End of period                               $20,061,467,726  $6,194,495,351
==============================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)  $20,061,343,818  $6,194,452,564
------------------------------------------------------------------------------
  Undistributed net realized gain on sales of
   investment securities                              123,908          42,787
------------------------------------------------------------------------------
                                              $20,061,467,726  $6,194,495,351
==============================================================================



See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
February 29, 2000
(Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Short-Term Investments Co. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end series, diversified management investment company. The Fund is organized as a Maryland corporation consisting of two different portfolios, each of which offers separate series of shares: the Prime Portfolio and the Liquid Assets Portfolio. Information presented in these financial statements pertains only to the Liquid Assets Portfolio (the "Portfolio") with the assets, liabilities and operations of each portfolio accounted for separately. The Portfolio currently offers six different classes of shares: the Institutional Class, the Cash Management Class, the Private Investment Class, the Personal Investment Class, the Reserve Class and the Resource Class. Sales of the Reserve Class commenced on January 14, 2000. Matters affecting each class are voted on exclusively by the shareholders of each class. The Portfolio is a money market fund whose objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.
A. Security Valuations - The Portfolio's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is accrued daily. Dividends to shareholders are declared daily and are paid on the first business day of the following month.
C. Federal Income Taxes - The Portfolio intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses - Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, AIM receives a monthly fee with respect to the Portfolio at the annual rate of 0.15% of the average daily net assets of the Portfolio. During the six months ended February 29, 2000, AIM waived fees of $7,127,157.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the six months ended February 29, 2000, AIM was paid $307,096 for such services.
 The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the six months ended February 29, 2000, AFS was paid $1,389,867 for such services.

 Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Fund, FMC acts as the exclusive distributor of the Fund's shares. The Fund has adopted a master distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class, and the Resource Class of the Portfolio. The Plan provides that the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class, and the Resource Class pay up to a 0.50%, 0.75%, 0.10%, 1.00%, and 0.20%, respectively, maximum annual rate of the average daily net assets attributable to such class. Of this amount, the Fund may pay an asset-based sales charge to FMC and the Fund may pay a service fee of (a) 0.25% of the average daily net assets of each of the Private Investment Class, the Personal Investment Class, and the Reserve Class, (b) 0.10% of the average daily net assets of the Cash Management Class and (c) 0.20% of the average daily net assets of the Resource Class, to selected banks, broker-dealers and other financial institutions who offer continuing personal shareholder services to their customers who purchase and own shares of the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class, or the Resource Class. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to each class. Currently, FMC has elected to waive a portion of its compensation payable by the Fund such that the compensation paid pursuant to the Plan with respect to the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class, and the Resource Class equals 0.30%, 0.50%, 0.08%, 0.80% and 0.16%, respectively, maximum annual rate of the average daily net assets attributable to such class. During the six months ended February 29, 2000, the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Resource Class and the Reserve Class paid $608,710, $6,756, $920,852, $378,842, and $124, respectively, as compensation under the Plan. FMC waived fees of $639,429 for the same period.

 Certain officers and directors of the Fund are officers of AIM, FMC and AFS.

 During the six months ended February 29, 2000, the Fund paid legal fees of $6,075 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Directors. A member of that firm is a director of the Fund.

NOTE 3 - DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - SHARE INFORMATION

Changes in shares outstanding during the six months ended February 29, 2000 and the year ended August 31, 1999 were as follows:

                                  FEBRUARY 29, 2000                     AUGUST 31, 1999
                         ------------------------------------  -----------------------------------
                              SHARES             AMOUNT             SHARES            AMOUNT
                         -----------------  -----------------  ----------------  -----------------
Sold:
  Institutional Class      135,476,446,930  $ 135,476,446,930   153,902,899,999  $ 153,902,899,999
---------------------------------------------------------------------------------------------------
  Private Investment Class   3,327,798,666      3,327,798,666     4,203,510,271      4,203,510,271
---------------------------------------------------------------------------------------------------
  Personal Investment Class*     8,517,511          8,517,511         1,117,987          1,117,987
---------------------------------------------------------------------------------------------------
  Cash Management Class     18,854,015,231     18,854,015,231    14,321,528,231     14,321,528,231
---------------------------------------------------------------------------------------------------
  Resource Class             3,002,971,959      3,002,971,959     2,669,302,439      2,669,302,439
---------------------------------------------------------------------------------------------------
  Reserve Class**                  484,000            484,000                --                 --
---------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Institutional Class           45,116,569         45,116,569        32,251,894         32,251,894
---------------------------------------------------------------------------------------------------
  Private Investment Class       2,984,166          2,984,166         3,157,926          3,157,926
---------------------------------------------------------------------------------------------------
  Personal Investment  Class*       37,965             37,965               255                255
---------------------------------------------------------------------------------------------------
  Cash Management Class         36,668,929         36,668,929        34,021,495         34,021,495
---------------------------------------------------------------------------------------------------
  Resource Class                 8,517,751          8,517,751         5,318,298          5,318,298
---------------------------------------------------------------------------------------------------
  Reserve Class**                      324                324                --                 --
---------------------------------------------------------------------------------------------------
Reacquired:
  Institutional Class     (124,423,602,077)  (124,423,602,077) (152,491,320,126)  (152,491,320,126)
---------------------------------------------------------------------------------------------------
  Private Investment  Class (3,124,470,758)    (3,124,470,758)   (4,010,706,089)    (4,010,706,089)
---------------------------------------------------------------------------------------------------
  Personal Investment
   Class*                       (4,273,228)        (4,273,228)         (124,251)          (124,251)
---------------------------------------------------------------------------------------------------
  Cash Management Class    (17,260,708,640)   (17,260,708,640)  (13,932,834,793)   (13,932,834,793)
---------------------------------------------------------------------------------------------------
  Resource Class            (2,083,238,044)    (2,083,238,044)   (2,453,914,101)    (2,453,914,101)
---------------------------------------------------------------------------------------------------
  Reserve Class**                 (376,000)          (376,000)               --                 --
---------------------------------------------------------------------------------------------------
Net increase                13,866,891,254  $  13,866,891,254     2,284,209,435  $   2,284,209,435
===================================================================================================

  *The Personal Investment Class commenced sales on June 22, 1999.

 **The Reserve Class commenced sales on January 14, 2000.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Cash Management Class capital stock outstanding during the six months ended February 29, 2000 and each of the years in the three year period ended August 31, 1999 and the period January 17, 1996 (date sales commenced) through August 31, 1996.

                                                     AUGUST 31,
                         FEBRUARY 29,    --------------------------------------
                             2000           1999       1998     1997     1996
                         ------------    ----------  --------  -------  -------
Net asset value,
 beginning of period      $     1.00     $     1.00  $   1.00  $  1.00  $  1.00
-----------------------   ----------     ----------  --------  -------  -------
Income from investment
 operations:
 Net investment income          0.03           0.05      0.06     0.05     0.03
-----------------------   ----------     ----------  --------  -------  -------
Less distributions:
 Dividends from net
  investment income            (0.03)         (0.05)    (0.06)   (0.05)   (0.03)
-----------------------   ----------     ----------  --------  -------  -------
Net asset value, end of
 period                   $     1.00     $     1.00  $   1.00  $  1.00  $  1.00
-----------------------   ----------     ----------  --------  -------  -------
Total return(a)                 2.76%          5.09%     5.66%    5.50%    3.32%
=======================   ==========     ==========  ========  =======  =======
Ratios/supplemental data:
Net assets, end of
 period (000s omitted)    $2,708,767     $1,078,777  $655,975  $83,487  $53,209
=======================   ==========     ==========  ========  =======  =======
Ration of expenses to average net assets:
 Including fee waivers and/or expense
  reimbursements                0.17%(b)       0.17%     0.16%    0.15%    0.10%(c)
=======================   ==========     ==========  ========  =======  =======
 Excluding fee waivers and/or expense
  reimbursements                0.28%(b)       0.28%     0.28%    0.28%    0.34%(c)
=======================   ==========     ==========  ========  =======  =======
Ratio of net investment income to average net
 assets                         5.53%(b)       4.94%     5.51%    5.38%    5.27%(c)
=======================   ==========     ==========  ========  =======  =======

(a) Not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $2,314,780,004.

(c) Annualized.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Institutional Class capital stock outstanding during the six months ended February 29, 2000, and for each of the years in the five-year period ended August 31, 1999.

                                                                AUGUST 31,
                         FEBRUARY 29,     ----------------------------------------------------------
                             2000            1999        1998        1997        1996        1995
                         ------------     ----------  ----------  ----------  ----------  ----------
Net asset value,
 beginning of period     $      1.00      $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
-----------------------  -----------      ----------  ----------  ----------  ----------  ----------
Income from investment
 operations:
  Net investment income         0.03            0.05        0.06        0.05        0.06        0.06
-----------------------  -----------      ----------  ----------  ----------  ----------  ----------
Less distributions:
 Dividends from net
  investment income            (0.03)          (0.05)      (0.06)      (0.05)      (0.06)      (0.06)
-----------------------  -----------      ----------  ----------  ----------  ----------  ----------
Net asset value, end of
 period                  $      1.00      $     1.00  $     1.00  $     1.00  $     1.00  $     1.00
=======================  ===========      ==========  ==========  ==========  ==========  ==========
Total return(a)                 2.80%           5.17%       5.74%       5.58%       5.68%       5.83%
=======================  ===========      ==========  ==========  ==========  ==========  ==========
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $15,639,960      $4,541,935  $3,097,539  $3,787,357  $1,988,755  $1,287,463
=======================  ===========      ==========  ==========  ==========  ==========  ==========
Ratio of expenses to
 average net assets:
 Including fee waivers
  and/or expense
  reimbursements                0.09%(b)        0.09%       0.08%       0.06%       0.03%       0.11%
=======================  ===========      ==========  ==========  ==========  ==========  ==========
 Excluding fee waivers
  and/or expense
  reimbursements                0.18%(b)        0.18%       0.18%       0.18%       0.18%       0.18%
=======================  ===========      ==========  ==========  ==========  ==========  ==========
Ratio of net investment
 income to average net
 assets                         5.61%(b)        5.02%       5.59%       5.46%       5.52%       5.69%
=======================  ===========      ==========  ==========  ==========  ==========  ==========

(a)Not annualized for periods less than one year.

(b)Ratios are annualized and based on average net assets of $12,021,004,659.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Personal Investment Class capital stock outstanding during the six months ended February 29, 2000 and the period January 4, 1999 (date of inception) through August 31, 1999.

                                                      FEBRUARY 29,  AUGUST 31,
                                                          2000         1999
                                                      ------------  ----------
Net asset value, beginning of period                     $ 1.00       $1.00
----------------------------------------------------     ------       -----
Income from investment operations:
 Net investment income                                     0.03        0.01
----------------------------------------------------     ------       -----
Less distributions:
 Dividends from net investment income                     (0.03)      (0.01)
----------------------------------------------------     ------       -----
Net asset value, end of period                           $ 1.00       $1.00
====================================================     ======       =====
Total return(a)                                            2.55%       2.94%
====================================================     ======       =====
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $5,276       $ 994
====================================================     ======       =====
Ratio of expenses to average net assets:
 Including fee waivers and/or expense reimbursements       0.58%(b)    0.59%(c)
====================================================     ======       =====
 Excluding fee waivers and/or expense reimbursements       0.92%(b)    0.93%(c)
====================================================     ======       =====
Ratio of net investment income to average net assets       5.12%(b)    4.52%(c)
====================================================     ======       =====

(a) Not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $2,717,394.

(c) Annualized.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Private Investment Class capital stock outstanding during the six months ended February 29, 2000 and each of the years in the three-year period ended August 31, 1999 and the period February 16, 1996 (date sales commenced) through August 31, 1996.

                                                   AUGUST 31,
                         FEBRUARY 29,   -----------------------------------
                             2000         1999     1998     1997     1996
                         ------------   --------  -------  -------  -------
Net asset value,
 beginning of period       $   1.00     $   1.00  $  1.00  $  1.00  $  1.00
-----------------------    --------     --------  -------  -------  -------
Income from investment
 operations:
 Net investment income         0.03         0.05     0.05     0.05     0.03
-----------------------    --------     --------  -------  -------  -------
Less distributions:
 Dividends from net
  investment income           (0.03)       (0.05)   (0.05)   (0.05)   (0.03)
-----------------------    --------     --------  -------  -------  -------
Net asset value, end of
 period                    $   1.00     $   1.00  $  1.00  $  1.00  $  1.00
-----------------------    --------     --------  -------  -------  -------
Total return(a)                2.65%        4.85%    5.43%    5.27%    2.74%
-----------------------    --------     --------  -------  -------  -------
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)     $472,346     $266,031  $70,058  $70,856  $44,981
-----------------------    --------     --------  -------  -------  -------
Ratio of expenses to
 average net assets:
 Including fee waivers
  and/or expense
  reimbursements               0.39%(b)     0.39%    0.38%    0.36%    0.32%(c)
-----------------------    --------     --------  -------  -------  -------
 Excluding fee waivers
  and/or expense
  reimbursements               0.68%(b)     0.68%    0.68%    0.68%    0.69%(c)
-----------------------    --------     --------  -------  -------  -------
Ratio of net investment
 income to average net
 assets                        5.31%(b)     4.72%    5.29%    5.16%    5.04%(c)
-----------------------    --------     --------  -------  -------  -------

(a)Not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $408,036,637.

(c)Annualized.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Reserve Class capital stock outstanding during the period January 14, 2000 (date sales commenced) through February 29, 2000.

                                                      FEBRUARY 29,
                                                          2000
                                                      ------------
Net asset value, beginning of period                     $ 1.00
----------------------------------------------------     ------
Income from investment operations:
 Net investment income                                     0.01
----------------------------------------------------     ------
Less distributions:
 Dividends from net investment income                     (0.01)
----------------------------------------------------     ------
Net asset value, end of period                           $ 1.00
====================================================     ======
Total return(a)                                            0.64%
====================================================     ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $  108
====================================================     ======
Ratio of expenses to average net assets:
 Including fee waivers and/or expense reimbursements       0.89%(b)
====================================================     ======
 Excluding fee waivers and/or expense reimbursements       1.18%(b)
====================================================     ======
Ratio of net investment income to average net assets       4.81%(b)
====================================================     ======

(a) Not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $120,265.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of the Resource Class capital stock outstanding during the six months ended February 29, 2000 and each of the years in the two-year period ended August 31, 1999 and the period September 23, 1996 (date sales commenced) through August 31, 1997.

                                                                              AUGUST 31,
                                                      FEBRUARY 29,    --------------------------
                                                         2000           1999     1998     1997
                                                      ------------    --------  -------  -------
Net asset value, beginning of period                   $     1.00     $   1.00  $  1.00  $  1.00
---------------------------------------------------    ----------     --------  -------  -------
Income from investment operations:
 Net investment income                                       0.03         0.05     0.05     0.05
---------------------------------------------------    ----------     --------  -------  -------
Less distributions:
 Dividends from net investment income                       (0.03)       (0.05)   (0.05)   (0.05)
---------------------------------------------------    ----------     --------  -------  -------
Net asset value, end of period                         $     1.00     $   1.00  $  1.00  $  1.00
---------------------------------------------------    ----------     --------  -------  -------
Total return/(a)/                                            2.70%        4.96%    5.53%    5.04%
---------------------------------------------------    ----------     --------  -------  -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $1,235,011     $306,758  $86,041  $80,510
---------------------------------------------------    ----------     --------  -------  -------
Ratio of expenses to average net assets:
 Including fee waivers and/or reimbursements                 0.29%(b)     0.29%    0.28%    0.27%(c)
----------------------------------------------------   ----------     --------  -------  -------
 Excluding fee waivers and/or expense reimbursements         0.38%(b)     0.38%    0.38%    0.39%(c)
----------------------------------------------------   ----------     --------  -------  -------
Ratio of net investment income to average net assets         5.41%(b)     4.82%    5.40%    5.34%(c)
----------------------------------------------------   ----------     --------  -------  -------

(a) Not annualized for periods less than one year.

(b) Ratios are annualized and based on average net assets of $380,923,463.

(c) Annualized.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders
Short-Term Investments Co.:

We have audited the accompanying statement of assets and liabilities of Liquid Assets Portfolio (a series portfolio of Short-Term Investments Co.), including the schedule of investments, as of August 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Liquid Assets Portfolio as of August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


KPMG LLP

October 1, 1999
Houston, Texas

SCHEDULE OF INVESTMENTS
August 31, 1999

                                                  PAR
                                       MATURITY  (000)       VALUE
COMMERCIAL PAPER - 38.93%(a)

BASIC INDUSTRIES - 0.42%

CHEMICALS - 0.42%

Henkel Corp.
4.88%                                  09/07/99 $ 13,000 $   12,989,427
-----------------------------------------------------------------------
4.80%                                  09/22/99   13,000     12,963,600
-----------------------------------------------------------------------
  Total Basic Industries                                     25,953,027
-----------------------------------------------------------------------

CAPITAL GOODS - 1.00%

ELECTRICAL EQUIPMENT - 0.37%

Siemens Capital Corp.
4.78%                                  09/30/99   23,000     22,911,437
-----------------------------------------------------------------------

MANUFACTURING - DIVERSIFIED - 0.63%

Cargill, Inc.
5.42%                                  01/21/00   40,000     39,144,844
-----------------------------------------------------------------------
  Total Capital Goods                                        62,056,281
-----------------------------------------------------------------------

CONSUMER SERVICES - 0.29%

ENTERTAINMENT (MISCELLANEOUS) - 0.29%

Walt Disney Co. (The) 4.87%            09/16/99   18,000     17,963,475
-----------------------------------------------------------------------

ENERGY - 0.76%

OIL & GAS (INTEGRATED) - 0.76%

Shell Oil Co.
5.15%                                  09/13/99   46,750     46,750,000
-----------------------------------------------------------------------

FINANCIAL - 36.46%

ASSET BACKED SECURITIES-COMMERCIAL
LOANS/LEASES - 2.21%

Centric Capital Corp.
4.86%                                  09/27/99   23,000     22,919,270
-----------------------------------------------------------------------
5.14%                                  09/27/99   30,000     29,888,633
-----------------------------------------------------------------------
5.14%                                  09/28/99   30,000     29,884,350
-----------------------------------------------------------------------
4.81%                                  10/12/99   37,000     36,797,312
-----------------------------------------------------------------------
4.82%                                  10/20/99   17,333     17,219,286
-----------------------------------------------------------------------
                                                            136,708,851
-----------------------------------------------------------------------

ASSET BACKED SECURITIES-CONSUMER
RECEIVABLES - 0.40%

Old Line Funding Corp.
5.20%                                  09/15/99   24,946     24,895,554
-----------------------------------------------------------------------

                                                    PAR
                                         MATURITY  (000)       VALUE

ASSET BACKED SECURITIES-
 MULTI-PURPOSE - 19.98%

Bavaria TRR Corp.
4.97%                                    11/22/99 $ 27,000 $   26,694,345
-------------------------------------------------------------------------
5.45%                                    01/19/00   25,200     24,665,900
-------------------------------------------------------------------------
5.50%                                    01/27/00   25,000     24,434,722
-------------------------------------------------------------------------
5.75%                                    02/15/00   21,759     21,178,609
-------------------------------------------------------------------------
5.54%                                    02/22/00   45,000     45,000,000
-------------------------------------------------------------------------
Corporate Receivables Corp.
5.13%                                    09/14/99   25,000     24,953,688
-------------------------------------------------------------------------
5.12%                                    09/15/99   50,000     49,900,444
-------------------------------------------------------------------------
5.37%                                    02/16/00   41,000     40,998,148
-------------------------------------------------------------------------
5.77%                                    02/28/00   35,000     33,990,250
-------------------------------------------------------------------------
Edison Asset Securitization, L.L.C.
5.16%                                    09/03/99   30,000     29,991,400
-------------------------------------------------------------------------
4.84%                                    09/10/99   30,000     29,963,700
-------------------------------------------------------------------------
4.85%                                    09/13/99   25,000     24,959,583
-------------------------------------------------------------------------
5.13%                                    09/13/99   17,185     17,155,613
-------------------------------------------------------------------------
4.84%                                    09/29/99   38,010     37,866,913
-------------------------------------------------------------------------
4.82%                                    09/30/99   25,000     24,902,931
-------------------------------------------------------------------------
4.82%                                    10/15/99   30,000     29,823,267
-------------------------------------------------------------------------
5.43%                                    01/14/00   25,000     24,490,938
-------------------------------------------------------------------------
5.48%                                    01/25/00   33,400     32,657,704
-------------------------------------------------------------------------
Falcon Asset Securitization Corp.
5.14%                                    09/14/99   29,295     29,240,625
-------------------------------------------------------------------------
4.81%                                    09/20/99   50,000     49,873,069
-------------------------------------------------------------------------
Monte Rosa Capital Corp.
5.18%                                    09/08/99   49,000     48,950,646
-------------------------------------------------------------------------
Park Avenue Receivables Corp.
5.13%                                    09/13/99   31,593     31,538,976
-------------------------------------------------------------------------
5.20%                                    09/17/99   40,000     39,907,556
-------------------------------------------------------------------------
5.15%                                    09/24/99   30,000     29,901,292
-------------------------------------------------------------------------
Preferred Receivables Funding Corp.
5.20%                                    09/27/99   50,000     49,812,222
-------------------------------------------------------------------------
Quincy Capital Corp.
5.13%                                    09/07/99   33,000     32,971,785
-------------------------------------------------------------------------
Receivables Capital Corp.
5.13%                                    09/10/99   25,606     25,573,160
-------------------------------------------------------------------------
Sheffield Receivables Corp.
5.17%                                    09/03/99   35,350     35,339,846
-------------------------------------------------------------------------
5.18%                                    09/07/99   50,000     49,956,833
-------------------------------------------------------------------------
5.15%                                    09/10/99   41,500     41,446,569
-------------------------------------------------------------------------
5.30%                                    09/20/99  100,000     99,720,278
-------------------------------------------------------------------------
5.30%                                    09/21/99  100,000     99,705,556
-------------------------------------------------------------------------
5.22%                                    09/28/99   30,000     29,882,550
-------------------------------------------------------------------------
                                                            1,237,449,118
-------------------------------------------------------------------------

                                                        PAR
                                             MATURITY  (000)       VALUE
ASSET BACKED SECURITIES-TRADE
 RECEIVABLES - 1.91%

Asset Securitization Cooperative Corp.
5.17%                                        09/30/99 $ 35,000 $   34,854,235
-----------------------------------------------------------------------------
5.39%                                        03/27/00   25,000     24,998,556
-----------------------------------------------------------------------------
Variable Funding Capital
5.76%                                        01/10/00   30,000     29,371,200
-----------------------------------------------------------------------------
5.68%                                        01/21/00   30,000     29,327,867
-----------------------------------------------------------------------------
                                                                  118,551,858
-----------------------------------------------------------------------------

BANKS (DOMESTIC) - 2.58%

Bank of America
4.87%                                        09/08/99   25,000     24,976,326
-----------------------------------------------------------------------------
4.81%                                        09/09/99   25,000     24,973,278
-----------------------------------------------------------------------------
Banc One Financial Corp.
4.85%                                        09/13/99   15,000     14,975,750
-----------------------------------------------------------------------------
4.85%                                        09/20/99   20,000     19,948,806
-----------------------------------------------------------------------------
5.12%                                        09/24/99   25,000     24,918,222
-----------------------------------------------------------------------------
4.80%                                        09/28/99   50,000     49,820,000
-----------------------------------------------------------------------------
                                                                  159,612,382
-----------------------------------------------------------------------------

BROKER DEALER - 1.83%

Credit Suisse First Boston Inc.
5.68%                                        02/14/00   30,000     29,214,267
-----------------------------------------------------------------------------
5.74%                                        02/18/00   35,000     34,051,306
-----------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.
5.62%                                        02/07/00   50,000     50,000,000
-----------------------------------------------------------------------------
                                                                  113,265,573
-----------------------------------------------------------------------------

FINANCIAL - MULTIPLE INDUSTRY - 6.69%

Associates First Capital Corp.
4.81%                                        09/10/99   30,000     29,963,925
-----------------------------------------------------------------------------
4.80%                                        11/03/99   30,000     29,748,000
-----------------------------------------------------------------------------
5.60%                                        02/09/00   25,000     24,373,889
-----------------------------------------------------------------------------
5.74%                                        02/14/00   35,000     34,073,628
-----------------------------------------------------------------------------
General Electric Capital Corp.
4.81%                                        09/02/99   50,000     49,993,319
-----------------------------------------------------------------------------
4.82%                                        09/08/99   25,000     24,976,569
-----------------------------------------------------------------------------
4.81%                                        09/08/99   25,000     24,976,618
-----------------------------------------------------------------------------
4.81%                                        09/09/99   25,000     24,973,278
-----------------------------------------------------------------------------
4.84%                                        09/29/99   25,000     24,905,889
-----------------------------------------------------------------------------
4.81%                                        11/03/99   25,000     24,789,563
-----------------------------------------------------------------------------

                                                          PAR
                                               MATURITY  (000)       VALUE
FINANCIAL - MULTIPLE INDUSTRY - (CONTINUED)

5.43%                                          01/28/00 $ 25,000 $   24,438,146
-------------------------------------------------------------------------------
National Rural Utilities Cooperative Finance
5.14%                                          09/20/99   33,000     32,910,478
-------------------------------------------------------------------------------
UBS Finance ( Delaware) Inc.
4.82%                                          12/23/99   25,000     24,621,764
-------------------------------------------------------------------------------
4.79%                                          12/27/99   40,000     39,377,300
-------------------------------------------------------------------------------

                                                                    414,122,366
-------------------------------------------------------------------------------

INSURANCE - LIFE/HEALTH - 0.87%

Prudential Funding Corp.
4.85%                                          11/09/99   30,000     29,721,125
-------------------------------------------------------------------------------
5.72%                                          01/28/00   25,000     24,408,139
-------------------------------------------------------------------------------
                                                                     54,129,264
-------------------------------------------------------------------------------
  Total Financial                                                 2,258,734,966
-------------------------------------------------------------------------------
  Total Commercial Paper (Cost $2,710,784,869)                    2,411,457,749
-------------------------------------------------------------------------------

BANK NOTES - 1.05%

First Union National Bank
5.49%                                          11/23/99   40,000     40,000,000
-------------------------------------------------------------------------------
National City Bank Cleveland
5.51%(b)                                       04/03/00   25,000     24,994,257
-------------------------------------------------------------------------------
  Total Bank Notes (Cost $64,994,257)                                64,994,257
-------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 4.03%

ABN-Amro Bank
5.71%                                          07/03/00   25,000     24,991,972
-------------------------------------------------------------------------------
Bank Austria
5.65%                                          07/06/00   25,000     24,989,858
-------------------------------------------------------------------------------
Barclays Bank PLC
5.61%                                          06/14/00   25,000     24,990,577
-------------------------------------------------------------------------------
Chase-USA-Delaware
5.37%                                          05/22/00   25,000     24,993,931
-------------------------------------------------------------------------------
Deutsche Bank AG
5.29%                                          05/19/00   25,000     24,990,545
-------------------------------------------------------------------------------
National Westminster Bank
5.67%                                          07/03/00   25,000     24,993,976
-------------------------------------------------------------------------------
UBS AG
5.24%                                          03/01/00   25,000     24,992,804
-------------------------------------------------------------------------------
5.35%                                          05/30/00   25,000     24,991,051
-------------------------------------------------------------------------------
5.60%                                          06/14/00   25,000     24,990,576
-------------------------------------------------------------------------------
U.S. Bank NA Minneapolis
5.68%                                          06/12/00   25,000     25,000,000
-------------------------------------------------------------------------------
  Total Certificates of Deposit (Cost
  $249,925,290)                                                     249,925,290
-------------------------------------------------------------------------------

                                                         PAR
                                              MATURITY  (000)       VALUE
COMMERCIAL PAPER TRUST CERTIFICATES - 4.04%

Citibank Securities, Inc. 5.60%(c) (Cost
$250,000,000)                                 12/28/99 $250,000 $  250,000,000
------------------------------------------------------------------------------

NOTE AGREEMENTS - 28.02%

General Motors Acceptance Corp.
5.17%(d)                                      09/01/99   50,000     50,000,000
------------------------------------------------------------------------------
5.21%(d)                                      09/01/99  100,000    100,000,000
------------------------------------------------------------------------------
5.36%(d)                                      10/01/99   50,000     49,776,808
------------------------------------------------------------------------------
5.40%(d)                                      10/01/99  100,000     99,550,312
------------------------------------------------------------------------------
Goldman Sachs Group, L.P.
5.18%(e)                                      10/18/99  300,000    300,000,000
------------------------------------------------------------------------------
Goldman Sachs Mortgage Corp.
5.44% (f)                                     09/20/99  100,000    100,000,000
------------------------------------------------------------------------------
Liquid Asset Backed Securities Trust
5.35%(g)                                      11/26/99  246,337    246,336,676
------------------------------------------------------------------------------
Merrill Lynch Mortgage Capital Inc.
5.82%(h)                                      08/17/00  357,000    357,000,000
------------------------------------------------------------------------------
Morgan (J.P.) Securities, Inc.
5.69%(i)                                      11/01/99  245,000    245,000,000
------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.
5.66%(j)                                      11/22/99  188,000    188,000,000
------------------------------------------------------------------------------
  Total Note Agreements (Cost $1,735,663,796)                    1,735,663,796
------------------------------------------------------------------------------

MEDIUM TERM NOTES - 1.14%

Asset Securitization Cooperative Corp.
5.38%(k)                                      02/01/00   35,000     34,992,615
------------------------------------------------------------------------------
AT&T Corp.
5.27%(l)                                      07/13/00   25,000     24,991,366
------------------------------------------------------------------------------
SMM Trust 1999-E
5.322%(l)                                     04/05/00   10,750     10,750,000
------------------------------------------------------------------------------
  Total Medium Term Notes (Cost $70,733,981)                        70,733,981
------------------------------------------------------------------------------

REVENUE BONDS - 2.30%

Belk, Inc.
5.4%(m)(n)                                    07/01/08   63,200     63,200,000
------------------------------------------------------------------------------
BMC Special Care Facilities
5.3%(m)(n)                                    11/15/29   20,000     20,000,000
------------------------------------------------------------------------------
Brosis Finance, LLC
5.35%(m)(n)                                   09/01/19   20,000     20,000,000
------------------------------------------------------------------------------
Connecticut State Housing Financing
Authority
5.35%(m)(n)                                   11/15/16   19,205     19,205,000
------------------------------------------------------------------------------
Southeastern Retirement Associates, LLC
5.4%(m)(n)                                    08/01/19   20,000     20,000,000
------------------------------------------------------------------------------
  Total Revenue Bonds (Cost $142,405,000)                          142,405,000
------------------------------------------------------------------------------

                                                       PAR
                                            MATURITY  (000)       VALUE
TIME DEPOSITS - 16.83%

Amsouth Bank of Birmingham AL Cayman
5.69%                                       09/01/99 $165,000 $  165,000,000
-------------------------------------------------------------------------------
Bank Austria Cayman
5.56%                                       09/01/99  224,000    224,000,000
-------------------------------------------------------------------------------
Chase Bank USA Cayman
5.56%                                       09/01/99  240,000    240,000,000
-------------------------------------------------------------------------------
Credit Suisse First Boston Cayman
5.63%                                       09/01/99   48,871     48,870,824
-------------------------------------------------------------------------------
Norwest Bank, Minnesota Cayman
5.63%                                       09/01/99  165,000    165,000,000
-------------------------------------------------------------------------------
Suntrust Bank Atlanta Cayman
5.63%                                       09/01/99  200,000    200,000,000
-------------------------------------------------------------------------------
  Total Time Deposits (Cost $1,042,870,824)                    1,042,870,824
-------------------------------------------------------------------------------

REPURCHASE AGREEMENTS(o) - 6.35%

Bear, Stearns & Co. Inc.
5.51%(p)                                          --  200,000    200,000,000
-------------------------------------------------------------------------------
Deutsche Bank Securities, Inc.
5.51%(q)                                          --  150,000    150,000,000
-------------------------------------------------------------------------------
Warburg Dillon Read LLC
5.55%(r)                                    09/01/99   43,378     43,378,483
-------------------------------------------------------------------------------
  Total Repurchase Agreements (Cost
  $393,378,483)                                                  393,378,483
-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.69%                                    6,361,429,380(s)
-------------------------------------------------------------------------------
OTHER LIABILITIES LESS ASSETS - (2.69)%                         (166,934,029)
-------------------------------------------------------------------------------
NET ASSETS - 100.00%                                          $6,194,495,351
===============================================================================

NOTES TO SCHEDULE OF INVESTMENTS:
(a) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Portfolio.
(b) Interest rates are redetermined daily. Rate shown is the rate in effect on 08/31/99.
(c) Variable rate trust certificates representing an interest in a trust (comprised of eligible debt obligations) entitling the Portfolio to receive variable rate interest. The Fund has the right, upon seven calendar days' notice to the trustee, to put its certificates to the trust at par value plus accrued interest. Because variable rate trust certificates involve a trust and a third party put feature, they involve complexities and potential risks that may not be present where the debt obligation is owned directly. Rate shown is the rate in effect on 08/31/99.
(d) The portfolio may demand prepayment of notes purchased under the Note Purchase Agreement upon seven business days' notice.
(e) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 08/31/99.
(f) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 08/31/99.
(g) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon seven business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 08/31/99.
(h) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon two business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 08/31/99.
(i) The Portfolio may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one business days' notice. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 08/31/99.
(j) Master Note Purchase Agreement may be terminated by either party upon three business days' prior written notice, at which time all amounts outstanding under the notes purchased under the Master Note Agreement will become payable. Interest rates on master notes are redetermined periodically. Rate shown is the rate in effect on 08/31/99.
(k) Interest rates are redetermined monthly. Rate shown is the rate in effect on 08/31/99.
(l) Interest rates are redetermined quarterly. Rate shown is the rate in effect on 08/31/99.
(m) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice. Interest rates are redetermined periodically. Rate shown is in effect on 08/31/99.
(n) Secured by a letter of credit.
(o) Collateral on repurchase agreements, including the Portfolio's pro-rata interest in joint repurchase agreements, is taken into possession by the Portfolio upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(p) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $272,695,821 U.S. Government obligations, 0% to 9.50% due 04/01/01 to 08/01/33 with an aggregate market value at 08/31/99 of $274,569,940.
(q) Open joint repurchase agreement. Either party may terminate the agreement upon demand. Interest rates, par and collateral are redetermined daily. Collateralized by $256,125,337 U.S. Government obligations, 6.00% to 7.50% due 05/01/12 to 11/01/28 with an aggregate market value at 08/31/99 of $204,000,000.
(r) Joint repurchase agreement entered into 08/31/99 with a maturing value of $100,015,417. Collateralized by $102,040,000 U.S. Government obligations, 0% to 6.73% due 11/02/99 to 06/22/09 with an aggregate market value at 08/31/99 of $102,002,704.
(s) Also represents cost for federal income tax purposes.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999

ASSETS:

Investments, at value (amortized cost)                    $6,361,429,380
------------------------------------------------------------------------
Interest receivable                                           13,446,695
------------------------------------------------------------------------
Investment for deferred compensation plan                         68,320
------------------------------------------------------------------------
Other assets                                                   1,066,900
------------------------------------------------------------------------
  Total assets                                             6,376,011,295
------------------------------------------------------------------------

LIABILITIES:

Payables for:
 Investments purchased                                       149,327,120
------------------------------------------------------------------------
 Dividends                                                    31,089,809
------------------------------------------------------------------------
 Deferred compensation                                            68,320
------------------------------------------------------------------------
Accrued administrative services fees                              17,721
------------------------------------------------------------------------
Accrued advisory fees                                            355,513
------------------------------------------------------------------------
Accrued distribution fees                                        209,284
------------------------------------------------------------------------
Accrued transfer agent fees                                       84,825
------------------------------------------------------------------------
Accrued operating expenses                                       363,352
------------------------------------------------------------------------
  Total liabilities                                          181,515,944
------------------------------------------------------------------------
NET ASSETS                                                $6,194,495,351
========================================================================

NET ASSETS:

Institutional Class                                       $4,541,935,494
========================================================================
Private Investment Class                                  $  266,030,885
========================================================================
Personal Investment Class                                 $      993,991
========================================================================
Cash Management Class                                     $1,078,777,407
========================================================================
Resource Class                                            $  306,757,574
========================================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Institutional Class                                        4,541,904,502
========================================================================
Private Investment Class                                     266,032,341
========================================================================
Personal Investment Class                                        993,991
========================================================================
Cash Management Class                                      1,078,751,891
========================================================================
Resource Class                                               306,769,839
========================================================================

NET ASSET VALUE PER SHARE:

Net asset value, offering and redemption price per share           $1.00
========================================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the year ended August 31, 1999

INVESTMENT INCOME:

Interest income                                       $333,976,773
-------------------------------------------------------------------

EXPENSES:

Advisory fees                                            9,813,465
-------------------------------------------------------------------
Custodian fees                                             290,863
-------------------------------------------------------------------
Administrative services fees                               155,139
-------------------------------------------------------------------
Distribution fees (Note 2)                               2,195,209
-------------------------------------------------------------------
Directors' fees and expenses                                52,725
-------------------------------------------------------------------
Transfer agent fees                                        720,090
-------------------------------------------------------------------
Other                                                      788,169
-------------------------------------------------------------------
  Total expenses                                        14,015,660
-------------------------------------------------------------------
Less: Fee waivers                                       (6,804,321)
-------------------------------------------------------------------
  Net expenses                                           7,211,339
-------------------------------------------------------------------
Net investment income                                  326,765,434
-------------------------------------------------------------------
Net realized gain on sales of investments                  672,252
-------------------------------------------------------------------
Net increase in net assets resulting from operations  $327,437,686
===================================================================




See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended August 31, 1999 and 1998

                                                  1999            1998
                                             --------------  --------------
OPERATIONS:

 Net investment income                       $  326,765,434    $231,962,632
----------------------------------------------------------------------------
 Net realized gain on sales of investments          672,252         750,940
----------------------------------------------------------------------------
  Net increase in net assets resulting from
   operations                                   327,437,686     232,713,572
----------------------------------------------------------------------------
Distributions to shareholders from net
 investment income:
  Institutional Class                          (264,791,600)   (207,681,074)
----------------------------------------------------------------------------
  Private Investment Class                       (9,376,339)     (3,506,724)
----------------------------------------------------------------------------
  Personal Class                                     (3,765)             --
----------------------------------------------------------------------------
  Cash Management Class                         (46,551,990)    (16,114,306)
----------------------------------------------------------------------------
  Resource Class                                 (6,041,740)     (4,660,528)
----------------------------------------------------------------------------
Capital stock transactions -- net (See Note
 4)                                           2,284,209,435    (113,347,634)
----------------------------------------------------------------------------
  Net increase (decrease) in net assets       2,284,881,687    (112,596,694)
----------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                         3,909,613,664   4,022,210,358
----------------------------------------------------------------------------
  End of period                              $6,194,495,351  $3,909,613,664
============================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in) $6,194,452,564  $3,910,243,129
----------------------------------------------------------------------------
  Undistributed net realized gain (loss) on
   sales of investment securities                    42,787        (629,465)
----------------------------------------------------------------------------
                                             $6,194,495,351  $3,909,613,664
============================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
August 31, 1999

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Short-Term Investments Co. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end series, diversified management investment company. The Fund is organized as a Maryland corporation consisting of two different portfolios, each of which offers separate series of shares: the Prime Portfolio and the Liquid Assets Portfolio. Information presented in these financial statements pertains only to the Liquid Assets Portfolio (the "Portfolio") with the assets, liabilities and operations of each portfolio accounted for separately. The Portfolio currently offers six different classes of shares: the Institutional Class, the Cash Management Class, the Private Investment Class, the Personal Investment Class, the Reserve Class, and the Resource Class. Sales of the Reserve Class have not yet commenced. Matters affecting each class are voted on exclusively by the shareholders of each class. The Portfolio is a money market fund whose objective is the maximization of current income to the extent consistent with the preservation of capital and the maintenance of liquidity.
 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.
A. Security Valuations - The Portfolio's securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.
B. Securities Transactions, Investment Income and Distributions - Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and discounts on investments, is accrued daily. Dividends to shareholders are declared daily and are paid on the first business day of the following month.
C. Federal Income Taxes - The Portfolio intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
D. Expenses - Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2 - ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, AIM receives a monthly fee with respect to the Portfolio at the annual rate of 0.15% of the average daily net assets of the Portfolio. During the year ended August 31, 1999, AIM waived fees of $6,215,196.
 The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended August 31, 1999, AIM was paid $155,139 for such services.
 The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended August 31, 1999, AFS was paid $720,090 for such services.

 Under the terms of a master distribution agreement between Fund Management Company ("FMC") and the Fund, FMC acts as the exclusive distributor of the Fund's shares. The Fund has adopted a master distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class, and the Resource Class of the Portfolio. The Plan provides that the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class, and the Resource Class pay up to a 0.50%, 0.75%, 0.10%, 1.00%, and 0.20%, respectively, maximum annual rate of the average daily net assets attributable to such class. Of this amount, the Fund may pay an asset-based sales charge to FMC and the Fund may pay a service fee of (a) 0.25% of the average daily net assets of each of the Private Investment Class, Personal Investment Class, and the Reserve Class, (b) 0.10% of the average daily net assets of the Cash Management Class and (c) 0.20% of the average daily net assets of the Resource Class, to selected banks, broker-dealers and other financial institutions who offer continuing personal shareholder services to their customers who purchase and own shares of the Private Investment Class, the Personal Investment Class, the Cash Management Class, the Reserve Class, or the Resource Class. Any amounts not paid as a service fee under such Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Portfolio with respect to each class. During the year ended August 31, 1999, the Private Investment Class, the Personal Investment Class, the Cash Management Class and the Resource Class paid $600,673, $407, $753,887, and $251,117, respectively, as compensation under the Plan. FMC waived fees of $589,125 for the same period. Certain officers and directors of the Fund are officers of AIM, FMC and AFS.
 During the year ended August 31, 1999, the Fund paid legal fees of $15,490 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Directors. A member of that firm is a director of the Fund.

NOTE 3 - DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Fund may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4 - SHARE INFORMATION

Changes in shares outstanding during the years ended August 31, 1999 and 1998 were as follows:

                                        1999                                1998
                         -----------------------------------  ---------------------------------
                              SHARES            AMOUNT            SHARES            AMOUNT
                         ----------------  -----------------  ---------------  ----------------
Sold:
  Institutional Class     153,902,899,999  $ 153,902,899,999   93,828,246,640  $ 93,828,246,640
------------------------------------------------------------------------------------------------
  Private Investment
 Class                      4,203,510,271      4,203,510,271      427,983,177       427,983,177
------------------------------------------------------------------------------------------------
  Personal Investment
 Class*                         1,117,987          1,117,987               --                --
------------------------------------------------------------------------------------------------
  Cash Management Class    14,321,528,231     14,321,528,231    4,263,088,877     4,263,088,877
------------------------------------------------------------------------------------------------
  Resource Class**          2,669,302,439      2,669,302,439    1,649,842,930     1,649,842,930
------------------------------------------------------------------------------------------------
Issued as reinvestment
 of dividends:
  Institutional Class          32,251,894         32,251,894       38,210,037        38,210,037
------------------------------------------------------------------------------------------------
  Private Investment
 Class                          3,157,926          3,157,926        3,283,004         3,283,004
------------------------------------------------------------------------------------------------
  Personal Investment
 Class*                               255                255               --                --
------------------------------------------------------------------------------------------------
  Cash Management Class        34,021,495         34,021,495       10,309,246        10,309,246
------------------------------------------------------------------------------------------------
  Resource Class**              5,318,298          5,318,298        4,593,118         4,593,118
------------------------------------------------------------------------------------------------
Reacquired:
  Institutional Class    (152,491,320,126)  (152,491,320,126) (94,557,041,875)  (94,557,041,875)
------------------------------------------------------------------------------------------------
  Private Investment
 Class                     (4,010,706,089)    (4,010,706,089)    (432,076,106)     (432,076,106)
------------------------------------------------------------------------------------------------
  Personal Investment
 Class*                          (124,251)          (124,251)              --                --
------------------------------------------------------------------------------------------------
  Cash Management Class   (13,932,834,793)   (13,932,834,793)  (3,700,876,338)   (3,700,876,338)
------------------------------------------------------------------------------------------------
  Resource Class**         (2,453,914,101)    (2,453,914,101)  (1,648,910,344)   (1,648,910,344)
------------------------------------------------------------------------------------------------
Net increase (decrease)     2,284,209,435  $   2,284,209,435     (113,347,634) $   (113,347,634)
================================================================================================

 *The Personal Investment Class commenced sales on June 22, 1999.
**The MSTC Cash Reserve Class was renamed to the Resource Class on October 1, 1998.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Cash Management Class capital stock outstanding for each of the years in the three year period ended August 31, 1999 and the period January 17, 1996 (date sales commenced) through August 31, 1996.

                                                             1999          1998     1997     1996
                                                          ----------     --------  -------  -------
Net asset value, beginning of period                      $     1.00     $   1.00  $  1.00  $  1.00
-------------------------------------------------------   ----------     --------  -------  -------
Income from investment operations:
  Net investment income                                         0.05         0.06     0.05     0.03
-------------------------------------------------------   ----------     --------  -------  -------
Less distributions:
  Dividends from net investment income                         (0.05)       (0.06)   (0.05)   (0.03)
-------------------------------------------------------   ----------     --------  -------  -------
Net asset value, end of period                            $     1.00     $   1.00  $  1.00  $  1.00
=======================================================   ==========     ========  =======  =======
Total return                                                    5.09%        5.66%    5.50%    3.32%
=======================================================   ==========     ========  =======  =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $1,078,777     $655,975  $83,487  $53,209
=======================================================   ==========     ========  =======  =======
Ratio of expenses to average net assets(a)                      0.17%(b)     0.16%    0.15%    0.10%(c)
=======================================================   ==========     ========  =======  =======
Ratio of net investment income to average net assets(d)         4.94%(b)     5.51%    5.38%    5.27%(c)
=======================================================   ==========     ========  =======  =======

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.28%, 0.28%, 0.28% and 0.34% (annualized) for the periods 1999-1996, respectively.
(b) Ratios based on average net assets of $942,340,346.
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.83%, 5.39%, 5.25% and 5.03% (annualized) for the periods 1999-1996, respectively.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Institutional Class capital stock outstanding for each of the years in the five-year period ended August 31, 1999.

                            1999           1998        1997        1996        1995
                         ----------     ----------  ----------  ----------  ----------
Net asset value,
 beginning of period     $     1.00     $     1.00  $     1.00  $     1.00  $     1.00
-----------------------  ----------     ----------  ----------  ----------  ----------
Income from investment
 operations:
  Net investment income        0.05           0.06        0.05        0.06        0.06
-----------------------  ----------     ----------  ----------  ----------  ----------
Less distributions:
  Dividends from net
   investment income          (0.05)         (0.06)      (0.05)      (0.06)      (0.06)
-----------------------  ----------     ----------  ----------  ----------  ----------
Net asset value, end of
 period                  $     1.00     $     1.00  $     1.00  $     1.00  $     1.00
=======================  ==========     ==========  ==========  ==========  ==========
Total return                   5.17%          5.74%       5.58%       5.68%       5.83%
=======================  ==========     ==========  ==========  ==========  ==========
Ratios/supplemental
 data:
Net assets, end of
 period (000s omitted)   $4,541,935     $3,097,539  $3,787,357  $1,988,755  $1,287,463
=======================  ==========     ==========  ==========  ==========  ==========
Ratio of expenses to
 average net assets(a)         0.09%(b)       0.08%       0.06%       0.03%       0.11%
=======================  ==========     ==========  ==========  ==========  ==========
Ratio of net investment
 income to average net
 assets(c)                     5.02%(b)       5.59%       5.46%       5.52%       5.69%
=======================  ==========     ==========  ==========  ==========  ==========

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.18%, 0.18%, 0.18%, 0.18% and 0.18% for the periods 1999-1995, respectively.
(b) Ratios based on average net assets of $5,274,113,513.
(c) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.92%, 5.49%, 5.34%, 5.37% and 5.62% for the periods 1999-1995, respectively.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Personal Investment Class capital stock outstanding during the period June 22, 1999 (date sales commenced) through August 31, 1999.

                                                         1999
                                                         -----
Net asset value, beginning of period                     $1.00
-------------------------------------------------------  -----
Income from investment operations:
  Net investment income                                   0.01
-------------------------------------------------------  -----
Less distributions:
  Dividends from net investment income                   (0.01)
-------------------------------------------------------  -----
Net asset value, end of period                           $1.00
=======================================================  =====
Total return(a)                                           1.15%
=======================================================  =====
Ratios/supplemental data:
Net assets, end of period (000s omitted)                 $ 994
=======================================================  =====
Ratio of expenses to average net assets(b)                0.59%(c)
=======================================================  =====
Ratio of net investment income to average net assets(d)   4.52%(c)
=======================================================  =====

(a) Not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.93% (annualized).
(c) Ratios are annualized and based on average net assets of $418,310.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.17% (annualized).

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Private Investment Class capital stock outstanding for each of the years in the three-year period ended August 31, 1999 and the period February 16, 1996 (date sales commenced) through August 31, 1996.

                                      1999        1998     1997     1996
                                    --------     -------  -------  -------
Net asset value, beginning of
 period                             $   1.00     $  1.00  $  1.00  $  1.00
----------------------------------  --------     -------  -------  -------
Income from investment operations:
  Net investment income                 0.05        0.05     0.05     0.03
----------------------------------  --------     -------  -------  -------
Less distributions:
  Dividends from net investment
   income                              (0.05)      (0.05)   (0.05)   (0.03)
----------------------------------  --------     -------  -------  -------
Net asset value, end of period      $   1.00     $  1.00  $  1.00  $  1.00
==================================  ========     =======  =======  =======
Total return                            4.85%       5.43%    5.27%    2.74%
==================================  ========     =======  =======  =======
Ratios/supplemental data:
Net assets, end of period (000s
 omitted)                           $266,031     $70,058  $70,856  $44,981
==================================  ========     =======  =======  =======
Ratio of expenses to average net
 assets(a)                              0.39%(b)    0.38%    0.36%    0.32%(c)
==================================  ========     =======  =======  =======
Ratio of net investment income to
 average net assets(d)                  4.72%(b)    5.29%    5.16%    5.04%(c)
==================================  ========     =======  =======  =======

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.68%, 0.68%, 0.68% and 0.69% (annualized) for the periods 1999-1996, respectively.
(b) Ratios based on average net assets of $200,227,919.
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.42%, 4.99%, 4.84% and 4.67% (annualized) for the periods 1999-1996, respectively.

NOTE 5 - FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Resource Class capital stock outstanding for each of the years in the two-year period ended August 31, 1999 and the period September 23, 1996 (date sales commenced) through August 31, 1997.

                                              1999        1998     1997
                                            --------     -------  -------
Net asset value, beginning of period        $   1.00     $  1.00  $  1.00
------------------------------------------  --------     -------  -------
Income from investment operations:
  Net investment income                         0.05        0.05     0.05
------------------------------------------  --------     -------  -------
Less distributions:
  Dividends from net investment income         (0.05)      (0.05)   (0.05)
------------------------------------------  --------     -------  -------
Net asset value, end of period              $   1.00     $  1.00  $  1.00
==========================================  ========     =======  =======
Total return                                    4.96%       5.53%    5.04%
==========================================  ========     =======  =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)    $306,758     $86,041  $80,510
==========================================  ========     =======  =======
Ratio of expenses to average net assets(a)      0.29%(b)    0.28%    0.27%(c)
==========================================  ========     =======  =======
Ratio of net investment income to average
 net assets(d)                                  4.82%(b)    5.40%    5.34%(c)
==========================================  ========     =======  =======

(a) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 0.38%, 0.38% and 0.39% (annualized) for the periods 1999-1997, respectively.
(b) Ratios based on average net assets of $125,571,582.
(c) Annualized.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income to average net assets prior to fee waivers and/or expense reimbursements were 4.72%, 5.30% and 5.22% (annualized) for the periods 1999-1997, respectively.

                          ---------------------------
                          | LIQUID ASSETS PORTFOLIO |
                          ---------------------------

OBTAINING ADDITIONAL INFORMATION
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 --------------------------------------
 | Liquid Assets Portfolio            |
 | SEC 1940 Act file number: 811-7892 |
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